UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )

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CAPITAL SOUTHWEST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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5400 LBJ Freeway, Suite 1300 Dallas, TX 75240 972.233.8242 www.capitalsouthwest.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 4, 2015

To the Shareholders of Capital Southwest Corporation:

The 2015 Annual Meeting of Shareholders of Capital Southwest Corporation will be held on August 4, 2015, at 9:00 a.m., Dallas time (the “Annual Meeting”).  We will hold our Annual Meeting in the Madison Conference Room, Hilton Dallas Lincoln Centre, 5410 LBJ Freeway, Dallas, Texas 75240.  The purpose of this meeting is for our shareholders to consider and vote to:

(1)	elect six (6) directors to serve until the 2016 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

(2)	approve the Second Amendment to the Capital Southwest Corporation 2009 Stock Incentive Plan;

(3)	approve the Second Amendment to the Capital Southwest Corporation 2010 Restricted Stock Award Plan;

(4)	approve, by non-binding vote, executive compensation;

(5)	ratify the appointment by our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2016; and

(6)	transact such other business as may properly come before the Annual Meeting.

You have the right to receive notice and to vote at the Annual Meeting if you were a shareholder of record at the close of business on June 12, 2015.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON AUGUST 4, 2015.  Our proxy statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2015 (“Annual Report”) are available on our website (http://ir.capitalsouthwest.com/sec.cfm).  The EDGAR version of our Annual Report is also available at the SEC’s website (www.sec.gov).

Your vote is very important.  Accordingly, please vote, whether or not you plan to attend the Annual Meeting. You may vote by (1) mail by marking, signing, dating and returning the accompanying proxy card in the postage-paid envelope we have provided; (2) Internet at www.voteproxy.com; (3) phone by calling 1-800-776-9437; or (4) attending the Annual Meeting and voting in person. If you plan to attend the Annual Meeting to vote in person and your shares are registered in your own name with our transfer agent, American Stock Transfer & Trust Company, you may do so. If your shares are held in the name of a broker or bank, you must secure a proxy from the broker or bank assigning voting rights to you for your shares. This proxy statement, proxy card and any accompanying proxy materials are being mailed to stockholders on or about July 2, 2015.

You have several ways to revoke or change your vote: (1) execute and submit a later dated proxy card; (2) authorize a subsequent proxy card through the Internet or by telephone; (3) send a written revocation of proxy to our Secretary at our principal executive office; or (4) attend the Annual Meeting and vote in person.

Thank you for your support of Capital Southwest Corporation.

By Order of the Board of Directors

/s/ Kelly Tacke
Chief Financial Officer,
Chief Compliance Officer, Secretary
and Treasurer

June 26, 2015
Dallas, Texas

-i-

(continued)

APPENDIX A:  2009 STOCK INCENTIVE PLAN AND FIRST AMENDMENT TO 2009 STOCK INCENTIVE PLAN
APPENDIX B:  2010 RESTRICTED STOCK AWARD PLAN AND FIRST AMENDMENT TO 2010 RESTRICTED STOCK AWARD PLAN
APPENDIX C:  AUDIT COMMITTEE CHARTER

-ii-

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 4, 2015

We are furnishing you this proxy statement in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Capital Southwest Corporation, a Texas corporation (the “Company,” “we,” “us,” or “our”).  These proxies will be used at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held on August 4, 2015 or any adjournment thereof.  We will hold the Annual Meeting at 9:00 a.m., Dallas time in the Madison Conference Room, Hilton Dallas Lincoln Centre, 5410 LBJ Freeway, Dallas, Texas 75240. This proxy statement, the proxy card and any accompanying proxy materials are being mailed to stockholders on or about July 2, 2015.

QUESTIONS AND ANSWERS

Q:	What am I voting on?

A:	Shareholders entitled to vote will vote at the Annual Meeting on: (1) The election of six directors to hold office for a one-year term; (2) approval of the Second Amendment to the Capital Southwest Corporation 2009 Stock Incentive Plan (the “2009 Plan Amendment”); (3) approval of the Second Amendment to the Capital Southwest Corporation 2010 Restricted Stock Award Plan (the “2010 Plan Amendment”); (4) approval of an advisory vote on executive compensation; and (5) ratification of Grant Thornton LLP as our independent auditors for the fiscal year ending March 31, 2016.

Q:	Who is entitled to vote?

A:	Shareholders as of the close of business on June 12, 2015 (“shareholders of record”) are entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote.

Q:	How do I vote?

A:	You may vote by any of the methods describe below. If you do not mark any selection on the proxy card, the proxy holders named on your proxy card will vote your shares in favor of (1) the election of all of the director nominees, (2) the proposal to approve the 2009 Plan Amendment; (3) the proposal to approve the 2010 Plan Amendment; (4) the proposal to approve, on an advisory basis, of the compensation of our named executive officers; and (5) the ratification of Grant Thornton LLP as our independent auditors for the fiscal year ending March 31, 2016. You may change your vote or revoke your proxy at any time before the Annual Meeting by submitting written notice to our Secretary, submitting another proxy that is properly signed and later dated or voting in person at the Annual Meeting. In each case, the later submitted votes will be recorded and the earlier votes revoked.

Under the NASDAQ Global Select Market (“NASDAQ”) rules, the proposal to ratify the appointment of independent registered public accountants is considered a “discretionary” item.  This means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least 10 days before the date of the meeting.

You may vote using any of the following methods:

•	By Internet: Go to www.voteproxy.com and use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on August 3, 2015. Have your proxy card in hand when you access the Web site and then follow the instructions.
•	By Phone: Call 1-800-776-9437 on any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on August 3, 2015. Have your proxy card in hand when you call and then follow the instructions.
•	By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided. The named proxies will vote your shares according to your directions. If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote in favor of proposals 1, 2, 3, 4 and 5.
•	By Attending the Annual Meeting in Person: You may vote shares held directly in your name in person at the meeting. If you want to vote shares that you hold in “street name” at the meeting, you must request a legal proxy from your broker, bank or other nominee that holds your shares.

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your bank, brokerage firm or other nominee (the “account holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct your account holder how to vote your shares, and the account holder is required to vote your shares in accordance with your instructions. In addition, as the beneficial holder of shares, you are entitled to attend the Annual Meeting. If you are a beneficial owner, however, you may not vote your shares in person at the meeting unless you obtain a legal proxy, executed in your favor, from the account holder of your shares.

Q:	Is my vote confidential?

A:	Yes. Proxy cards, ballots and voting tabulations that identify individual shareholders are confidential. Only the inspectors of election and certain employees associated with processing proxy cards and counting the vote have access to your card. Additionally, all comments directed to management (whether written on the proxy card or elsewhere) will remain confidential, unless you ask that your name be disclosed.

Q:	Who will count the vote and how are votes counted?

A:	All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions.

Assuming a quorum is present at the annual meeting, the following votes are required to approve each proposal:

Proposal	Vote Required

Proposal One: Election of Directors
In an uncontested election, our by-laws require that each director nominee receive the affirmative vote of the holders of a plurality of the votes cast, whether in person or represented by proxy, to be elected.  Abstentions have the same effect as votes cast against the proposal, while broker non-votes are not counted for purposes of the election of directors.

Proposal Two: Approval of the Second Amendment to the Capital Southwest Corporation 2009 Stock Incentive Plan
The affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy.  Abstentions have the same effect as votes cast against the proposal, while broker non-votes do not affect the outcome.

Proposal Three: Approval of the Second Amendment to the Capital Southwest Corporation 2010 Restricted Stock Award Plan
The affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy.  Abstentions have the same effect as votes cast against the proposal, while broker non-votes do not affect the outcome.

Proposal Four: Approval by Non-Binding Vote of Executive Compensation
The affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy.  Abstentions have the same effect as votes cast against the proposal, while broker non-votes do not affect the outcome.

Proposal Five: Ratification of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy. Abstentions have the same effect as votes cast against the proposal.

Each proxy delivered to us, unless the shareholder otherwise specifies therein, will be voted “FOR” proposals 1, 2, 3, 4 and 5. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with the specification.

“Broker non-votes” are proxies from brokers or other nominees indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares that are the subject of the proxy on a particular matter with respect to which the broker or nominee does not have discretionary voting powers.

Q:	What constitutes a quorum?

A:	As of the record date for the Annual Meeting, 15,583,332 shares of common stock were issued and outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted in determining the presence of a quorum.

Q:	Who can attend the Annual Meeting?

A:	All shareholders of record as of the close of business on June 12, 2015 can attend.

Q:	Who pays for this proxy solicitation?

A:	We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy card and any additional information we furnish to shareholders. Copies of solicitation materials will be furnished to banks, brokerage firms, fiduciaries and custodians holding shares of our common stock in their names that are beneficially owned by others to enable these account holders to forward the solicitation material to such beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or employees. We will not pay any additional compensation to directors, officers, or employees for such services.

Q:	What if I receive more than one proxy card?

A:	You may receive multiple proxy cards if you hold shares of common stock in different ways (such as, trusts and custodial accounts) or in multiple accounts. You should vote and sign each proxy card you receive.

Q:	May I revoke my proxy?

A:	Yes. You can revoke or change your vote on a proposal at any time before the Annual Meeting for any reason by revoking your proxy. For shareholders of record, proxies may be revoked by delivering a written notice of revocation, bearing a later date than your proxy, to our Secretary at or before the Annual Meeting. Any written notice of a revocation of a proxy should be sent to Capital Southwest Corporation, 5400 LBJ Freeway, Suite 1300, Dallas, Texas 75240, Attention: Secretary. To be effective, the revocation must be received by our Secretary before the taking of the vote at the Annual Meeting.

Proxies may also be revoked by:

1)	voting again by Internet or telephone before 11:59 p.m., Eastern Time, on August 3, 2015;

2)	submitting a new written proxy bearing a later date than a proxy you previously submitted prior to or at the Annual Meeting; or

3)	attending the Annual Meeting and voting in person.

In each case, the later submitted vote will be recorded and the earlier vote revoked.

If your shares are held in street name, you must follow the specific voting directions provided to you by your bank, broker, nominee or other holder of record to change or revoke any instructions you have already provided. Alternatively, obtain a proxy from your bank, broker or other holder of record and provide it with your vote at the Annual Meeting.

Other Business

In their discretion, the proxy holders are authorized to vote on any other matters that may properly come before the Annual Meeting and at any postponement or adjournment thereof.  The Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than the proposals described in this proxy statement.  In addition, no shareholder proposals or nominations were received on a timely basis, so no such matters may be brought to a vote at the Annual Meeting.

PROPOSAL ONE:  ELECTION OF DIRECTORS

Prior to this Annual Meeting, there are currently seven directors on the Board. Six of our directors are standing for reelection. Joseph B. Armes, David R. Brooks, Jack D. Furst, T. Duane Morgan, William R. Thomas III and John H. Wilson are currently directors and each has been nominated as director.  Samuel B. Ligon will retire from the Board as of the date of the 2015 Annual Meeting and, following his retirement, the number of seats on our Board will be reduced to six.  Directors elected at the Annual Meeting will hold office for a one-year term.

All nominees have consented to serve as directors.  The Board has no reason to believe that any of the nominees will be unable to act as director.  However, if a director is unable to stand for re-election, the Board may either reduce the size of the Board or the Nominating and Corporate Governance Committee may designate a substitute.  If a substitute nominee is named, the proxies will vote for the election of the substitute.  Directors are elected by a majority of the votes cast at the Annual Meeting.  Each share of our common stock is entitled to one vote for each of the six director nominees.  Cumulative voting is not permitted.

Board Composition

The Nominating and Corporate Governance Committee seeks directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our business.  Each of the nominees for election as a director at the Annual Meeting holds or has held senior executive positions in large, complex organizations and has experience that meets this objective, as described below.  In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management and leadership development.  Each of our directors also has experience serving on or advising boards of directors and board committees of other organizations and has an understanding of corporate governance practices and trends.

The Nominating and Corporate Governance Committee also believes that each of the nominees has other key attributes that are important to an effective board: integrity, candor, analytical skills, the willingness to engage management and each other in a constructive and collaborate fashion, and the ability and commitment to devote significant time and energy to serve on the Board and its committees.  The Nominating and Corporate Governance Committee takes into account diversity considerations in determining the director nominees and planning for director succession and believes that, as a group, the nominees bring a diverse range of perspectives to the Board’s deliberations.

In addition to the above, the Nominating and Corporate Governance Committee also considered the specific experience described in the biographical details that follow in determining to nominate the individuals set forth below for election as directors.  The business address of each nominee listed below is 5400 LBJ Freeway, Suite 1300, Dallas, Texas  75240.

Nominees for Director

Joseph B. Armes, 53, has been the President and Chief Executive Officer of the Company since June 2013 and Chairman of the Board since January 2014. Mr. Armes serves as a director and audit committee chair for RSP Permian, Inc. (NYSE: RSPP), an independent oil and natural gas exploration and production company. He has been the President and Chief Executive Officer of JBA Investment Partners, a family investment vehicle since 2010. Mr. Armes was the Chief Operating Officer of Hicks Holdings LLC, a private investment firm, from 2005 to 2010.  Previously, he served as Executive Vice President, Chief Financial Officer and General Counsel of Hicks Sports Group, LLC, owner and manager of various professional sports teams; Executive Vice President and General Counsel of Suiza Foods Corporation (now Dean Foods Company), a publicly held food and beverage company; and Vice President and General Counsel of The Morningstar Group, Inc., a publicly held food and beverage company.  Rangers Equity Holdings GP LLC, a subsidiary of Hicks Sports Group LLC, had an involuntary bankruptcy filed against it in the U.S. Bankruptcy Court for the Northern District of Texas on May 28, 2010.  Mr. Armes holds a Bachelor of Business Administration in Finance from Baylor University, a Master of Business Administration from Baylor University and Juris Doctor from Southern Methodist University.  Mr. Armes, in his capacity as President and Chief Executive Office, is an “interested person” under the Investment Company Act of 1940.  The Company will benefit greatly from Mr. Armes’s extensive background in strategic investing, his significant experience as a director of public and private companies as well as his experience as an executive in public and private companies.

David R. Brooks, 56, joined our Board in January 2014.  Mr. Brooks is the Chairman of the Board, Chief Executive Officer, and a director since the formation in 2002 of Independent Bank Group, Inc. (NASDAQ:IBTX), a publicly-traded bank holding company with approximately $3.0 billion in assets. Mr. Brooks also serves on the board of managers of Noel-Levitz, LLC, a large national higher education consulting company, and the board of trustees of Houston Baptist University.  Mr. Brooks has 34 years of experience in the financial services industry and previously served as the Chief Financial Officer at Baylor University. The Company will benefit from Mr. Brooks’ extensive experience in overseeing the operations and growth of a bank holding company, his executive expertise in public and private companies, his significant experience as a director of public and private companies, as well as his expertise in financial matters. Mr. Brooks holds Bachelor and Master degrees in Business Administration from Baylor University.

Jack D. Furst, 56, joined our Board in July 2014.  Mr. Furst is the founder of his own private investment firm, Oak Stream Investors, which he started in 2008.  Mr. Furst served as a director of Viasystems Group, Inc., a public company on NASDAQ and a leading provider of complex multi-layer printed circuit boards and electro-mechanical solutions from 1996 through 2003 and from 2005 through their merger with TTM Technologies, Inc. in June 2015. He has been affiliated with HM Capital Partners LLC (“HM Capital”), a private equity firm, since 1989, the year in which it was formed (as Hicks, Muse, Tate & Furst, Inc.).  Until 2008, he was a Partner in HM Capital and was involved in all aspects of the firm’s business, including originating, structuring and monitoring HM Capital’s investments.  Mr. Furst has over 25 years of experience in leveraged acquisitions and private investments.  Prior to joining HM Capital, Mr. Furst served as a Vice President and subsequently a Partner of Hicks & Haas from 1987 to 1989.  From 1984 to 1986, Mr. Furst was a merger and acquisitions/corporate finance specialist for The First Boston Corporation in New York.  Before joining First Boston, Mr. Furst was a Financial Consultant at PricewaterhouseCoopers.  The Company will benefit from Mr. Furst’s senior executive and extensive private equity experience and his significant experience as a director of public and private companies. Mr. Furst received his Bachelor of Science degree with honors from the College of Business Administration at Arizona State University and his Master of Business Administration degree with honors from the Graduate School of Business at The University of Texas at Austin.

T. Duane Morgan, 65, joined our Board in May 2012.  Mr. Morgan has been a Senior Vice President of Gardner Denver, Inc., and advisor to Kohlberg Kravis Roberts & Co. L.P. (“KKR”) during the transition after the purchase of Gardner Denver by KKR in July 2013.  Before the purchase, Mr. Morgan was Vice President of Gardner Denver with broad experience in the global energy and industrial manufacturing sectors.  Mr. Morgan also serves on the board of SACHEM, Inc., a privately held specialty chemical company.  He also co-founded three independent corporations during his business career.  The Company will benefit greatly from Mr. Morgan’s broad experience in the energy sector, his executive leadership experience and his management skills.  Mr. Morgan holds a Bachelor of Science in Mathematics from McNeese State University and a Master of Business Administration from Louisiana State University.  Mr. Morgan is a National Association of Corporate Directors (“NACD”) Governance Fellow.  He has demonstrated his commitment to boardroom excellence by completing NACD’s comprehensive program of study for corporate directors.  He supplements his skill sets through ongoing engagement with the director community, and access to leading practices.

William R. Thomas III, 44, joined our Board in January 2014. Mr. Thomas is a private investor, and since 2008 he has served as President of the Thomas Heritage Foundation, a non-profit grant-making corporation. In addition, Mr. Thomas serves as a director of Encore Wire Corporation (NASDAQ:WIRE). Mr. Thomas was also a Vice President of the Company from 2006 to 2012. Mr. Thomas, along with Thomas Heritage Partners, Ltd., is one of the largest shareholders of our Company representing 3.8% of voting power. The Company will benefit from Mr. Thomas’s investment experience as well as his management and entrepreneurial skills and his significant experience as a director of public and private companies. Mr. Thomas graduated from the United States Air Force Academy and has a Master of Business Administration from Harvard Business School.

John H. Wilson, 72, has been a member of our Board since 1988.  Mr. Wilson has been President of U.S. Equity Corporation since 1983 and has over 45 years of experience as an executive or investor in numerous companies in the banking, insurance, manufacturing, communications, health and transportation industries. Mr. Wilson is also a director of Encore Wire Corporation (NASDAQ: WIRE). The Company will benefit from Mr. Wilson’s diverse industry experience, his significant experience as a director of public and private companies, as well as his experience as both an executive and an investor in numerous companies. Mr. Wilson has a Bachelor of Business Administration degree from Baylor University.

Retiring Director

Samuel B. Ligon, 76, has been a member of our Board since 2003.  Mr. Ligon has served as CEO of private companies for over 30 years.  Mr. Ligon has supervised principal financial officers, worked with various audit firms for public and private companies, analyzed acquisitions and evaluated financial statements and internal control systems.  Mr. Ligon served as audit committee chairman of two public companies during the implementation of Sarbanes-Oxley. Mr. Ligon currently serves on the board of directors of Smith’s Consumer Products, Inc. The Company benefited greatly from Mr. Ligon’s extensive business, finance and audit committee oversight experience, as well as his executive leadership and management experience as a chief executive officer.  Mr. Ligon holds a Bachelor of Science degree from Auburn University and a Master of Business Administration from Harvard Business School.

Determinations of Independence

Our Nominating/Corporate Governance Committee has determined that Mr. Armes is an “interested person” as defined in the Investment Company Act of 1940 and that Messrs. Armes and Thomas are not “independent” as defined by the NASDAQ listing standards. Mr. Armes is not considered independent as he is currently an executive officer of the Company. Under NASDAQ rules, Mr. Thomas is not eligible to be considered independent because he was employed by the Company within the past three years. Mr. Thomas left his employment with the Company on September 12, 2012. It is anticipated that the Board will determine that Mr. Thomas is independent after September 12, 2015. The Committee has determined that Messrs. Brooks, Furst, Ligon, Morgan and Wilson are “independent” as defined by the NASDAQ and they are not “interested persons” as defined by the Investment Company Act of 1940.

Non-management directors may meet in executive session without the Chief Executive Officer at any time. There were five executive sessions held by the Board, seven executive sessions held by the Audit Committee and four executive sessions held by the Compensation Committee throughout the fiscal year ended March 31, 2015.  The directors decide on a case by case basis which one of them will preside over each full Board executive session depending on the subject matter. The Chairman of each Committee presides over his respective committee’s executive sessions.

Vote Required

Directors are elected by a majority of the votes cast at the Annual Meeting.  Each share of our common stock is entitled to one vote for each of the six director nominees.  Cumulative voting is not permitted.

Board Recommendation

The Board recommends that you vote “FOR” each of the nominees to the Board set forth in this Proposal One.

Board Committees

Audit Committee

The Audit Committee assists the Board in fulfilling its oversight responsibility to shareholders relating to: (1) the integrity of our financial statements; (2) our systems of internal accounting and financial controls; (3) the independence, qualification and performance of our independent auditors; and (4) our compliance with ethics policies and legal and regulatory requirements relating to financial statements and reporting. The Audit Committee has the responsibility for selecting our independent registered public accounting firm and pre-approving audit and non-audit services. Among other things, the Audit Committee prepares a report for inclusion in the annual proxy statement; reviews the Audit Committee Charter (the “Audit Committee Charter”) and the Audit Committee’s performance; approves the scope of the annual audit; and reviews our corporate policies with respect to financial reporting and valuation of our investments. The Audit Committee would oversee investigations into complaints concerning financial matters. In discharging its oversight role, the Audit Committee has authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

The Audit Committee shall be members of, and appointed by, the Board and shall comprise at least three directors, each of whom are independent of management and the Company. The Audit Committee is comprised of Messrs. Ligon (Chairman), Brooks, and Furst.  Members of the Audit Committee shall be considered “independent” as long as they accept no consulting, advisory or other compensatory fees from the Company (other than directors’ fees from the Company and its portfolio companies), are not affiliated persons of the Company or its subsidiaries, and meet the independence requirements of the Sarbanes-Oxley Act of 2002 and the NASDAQ listing standards. Members of the Audit Committee are “independent” as defined above and are not “interested persons” as defined by the Investment Company Act of 1940. All committee members shall be financially literate, and at least one member shall be an “audit committee financial expert,” as defined by the SEC. The Board has determined that both Mr. Ligon and Mr. Brooks are audit committee financial experts as defined by SEC and NASDAQ rules.  During the fiscal year ended March 31, 2015, the Audit Committee met seven times.

The duties and responsibilities of the Audit Committee are set forth in the Amended and Restated Audit Committee Charter, which the Board adopted on May 27, 2003. A copy of the Amended and Restated Audit Committee Charter is provided in Appendix C of this proxy statement and is available on our website at www.capitalsouthwest.com/investor-relations/governace.htm, or available by written request addressed to Capital Southwest Corporation, 5400 LBJ Freeway, Suite 1300, Dallas, Texas 75240, Attention: Secretary.

Nominating/Corporate Governance Committee

The primary objectives of the Nominating/Corporate Governance Committee (the “Governance Committee”) are to assist the Board by (1) identifying individuals qualified to become members of our Board consistent with the criteria approved by the Board in our Corporate Governance guidelines and recommending to the Board a slate of director nominees for each annual meeting of our shareholders; (2) ensuring that our Audit, Compensation and Nominating/Corporate Governance Committees shall have the benefit of qualified and experienced “independent” directors; and (3) ensuring the Company complies with its Code of Conduct and Ethics.

The Governance Committee has the responsibility to (1) establish criteria for selection of potential directors, taking into consideration an established set of desired attributes; (2) review the qualifications, performance and independence of Board members pursuant to criteria and procedures established by the Governance Committee and make recommendations whether each director should stand for re-election when his or her term expires; (3) review annually with the Board the composition of the Board as a whole and recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skill, expertise and diversity desired for the Board as a whole and contains at least the minimum number of “independent” directors required by NASDAQ and/or any other regulatory requirements; (4) identify individuals who satisfy the criteria for selection to the Board and make recommendations on new candidates for Board membership; (5) consider and evaluate shareholder nominees for election to the Board; (6) recommend to the Board the removal of a director where appropriate; (7) establish criteria for membership on the Board committees and, in consultation with the Chairman of the Board, make recommendations to the Board for appointments to and removal from committees; (8) make verbal reports to the Board after each meeting of the Governance Committee; (9) review and re-examine the Governance Committee Charter periodically and make recommendations to the Board with respect to any proposed changes; (10) review annually its own performance against the responsibilities outlined in its charter and as otherwise established by the Board; (11) obtain advice, reports or opinions from internal and external counsel, search firms and other expert advisors, as needed; (12) review, at least once annually, the Insider Trading Compliance Policies and Procedures and related policies adopted by the Board to assure that it is appropriate for us and complies with the requirements of NASDAQ and/or any other regulatory requirements, recommend to the Board any desirable changes to the Code of Conduct and Ethics, consider any other corporate governance issues that arise from time to time and develop appropriate recommendations for the Board related to any such issues; (13) oversee and establish appropriate procedures for the annual evaluation of the Board and management; and (14) develop and recommend to the Board a set of Corporate Governance Guidelines applicable to us, review them annually, and if appropriate, recommend changes to the Corporate Governance Guidelines to the Board.

The Governance Committee seeks to identify director candidates who (1) have significant experience that is relevant and beneficial to the Board and the Company; (2) are willing and able to make sufficient time commitments to our affairs in order to perform their duties as directors, including regular attendance at Board and committee meetings; (3) have strong character and integrity; and (4) represent the best interests of our shareholders.  The evaluation process for nominees is the same regardless of the source of the recommendation.

The members of the Governance Committee shall be elected annually to one-year terms by a majority vote of the Board at the first meeting of the Board following the annual meeting of the shareholders. Vacancies on the Governance Committee may be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. The Governance Committee is comprised of Messrs. Morgan (Chairman) and Wilson. Members of the Governance Committee are “independent” as defined by the NASDAQ Listing Standards and are not “interested persons” as defined by the Investment Company Act of 1940.  During the fiscal year ended March 31, 2015, the Governance Committee met four times.

The duties and responsibilities of the Governance Committee are set forth in the Nominating/Corporate Governance Committee Charter, which the Board adopted on January 19, 2009. A copy of the Nominating/Corporate Governance Committee Charter is available on our website at www.capitalsouthwest.com/investor-relations/governace.htm or available by written request addressed to Capital Southwest Corporation, 5400 LBJ Freeway, Suite 1300, Dallas, Texas 75240, Attention: Secretary.

Compensation Committee

The Compensation Committee has the authority and responsibilities: (1) to annually review the goals and objectives and the structure of the Company’s plans for executive compensation, incentive compensation, equity-based compensation, and its general compensation plans and employee benefit plans (including retirement plans), and to recommend to the Board any new plans or any changes in the objectives and structure of such plans as the Compensation Committee deems necessary or desirable; (2) to annually evaluate the performance of the chief executive officer, in light of the goals and objectives of the Company’s executive compensation plans, and to determine his or her compensation level based on this evaluation; (3) to annually review and determine the compensation level of all other executive officers of the Company, in light of the goals and objectives of the Company’s executive compensation plans and the CEO’s recommendations; (4) in consultation with the CEO, to oversee the annual evaluation of management of the Company, including the other executive officers and key employees of the Company; (5) periodically, as the Compensation Committee deems necessary or desirable and pursuant to the applicable equity-based compensation plan, to recommend that the Board grant equity-based compensation awards to any officer or employee of the Company for such number of shares of common stock as the Compensation Committee, in its sole discretion, shall deem to be in the best interest of the Company; (6) to perform such duties and responsibilities as the Board may assign to the Compensation Committee regarding the terms of any compensation plans and to review and approve the amount and terms of all individual stock options that the Compensation Committee recommends that the Board grant; (7) to recommend to the Board all equity-based compensation plans, including prior approval of those plans that are subject to shareholder approval under the listing standards of NASDAQ; (8) to meet with management to review and discuss the Compensation Discussion and Analysis required by the SEC rules and regulations; and (9) to annually review and reassess the adequacy of the Compensation Committee Charter and recommend any changes to the full Board.

The Compensation Committee shall comprise at least three directors, each of whom is independent of management and the Company. Members shall be appointed and replaced by the Board. The Compensation Committee is comprised of Messrs. Wilson (Chairman), Brooks, Ligon, Furst and Morgan. Each member of the Compensation Committee (a) meets the listing standards of The NASDAQ Stock Market relative to independence and all other applicable legal requirements, (b) is a “non-employee director” as that term is defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and (c) is an “outside director” as that term is defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder. During the fiscal year ended March 31, 2015, the Compensation Committee met four times.

The duties and responsibilities of the Compensation Committee are set forth in the Compensation Committee Charter, which the Board adopted on March 29, 2007 and amended on April 23, 2014. A copy of the Compensation Committee Charter is available via the Internet on our website at www.capitalsouthwest.com/investor-relations/governace.htm or available by written request addressed to Capital Southwest Corporation, 5400 LBJ Freeway, Suite 1300, Dallas, Texas 75240, Attention: Secretary.

Consideration of Director Nominees of Shareholders

The Governance Committee will consider appropriate nominees for directors whose names are submitted in writing by a holder of our common stock.  Nominations must be addressed to Capital Southwest Corporation, 5400 LBJ Freeway, Suite 1300, Dallas, Texas 75240, Attention: Chairman of the Nominating and Corporate Governance Committee, indicating the nominee’s qualification and other relevant biographical information and providing confirmation of the nominee’s consent to serve as a director.  In order to be considered for the next annual election of directors, any such written request must comply with the requirements set forth in our by-laws.

The Governance Committee considers nominees for the Board from any reasonable source, including current Board members, shareholders or other persons.  While the Governance Committee has the ability to retain a third party to assist in the nomination process, we have not paid a fee to any third party to identify or assist in identifying or evaluating potential nominees.

Messrs. Joseph B. Armes, David R. Brooks, Jack D. Furst, T. Duane Morgan, William R. Thomas III and John H. Wilson are currently directors and each has been nominated as a director.  Mr. Samuel B. Ligon will retire from the Board as of the date of the 2015 Annual Meeting and, following his retirement, the number of seats on our Board will be reduced to six.

GOVERNANCE OF THE COMPANY

During our fiscal year ended March 31, 2015, our Board held five meetings and acted by unanimous written consent four times.  All directors who were serving at the time attended our 2014 annual meeting of shareholders.  Each of the directors attended at least 75% of the Board meetings held during the fiscal year ended March 31, 2015 and at least 75% of the meetings held by committees on which he served during the fiscal year ended March 31, 2015.

Board Leadership and Structure

The Board recognizes that one of its responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management.  The Board understands that there is no single, generally accepted approach to providing board leadership and that, given the dynamic and competitive environment in which we operate, the right board leadership structure may vary as circumstances warrant.

The Board appoints the members of the Audit Committee, Compensation Committee and the Nominating/Corporate Governance Committee.  Each of these committees has a written charter approved by the Board.  The current members of the committees are identified in the following table.

Board Committees
Director	Audit	Compensation	Nominating/ Corporate Governance
David R. Brooks	X	X
Samuel B. Ligon¹	X*	X
Jack D. Furst	X	X
T. Duane Morgan		X	X*
John H. Wilson		X*	X

¹ On June 22, 2015, Mr. Ligon notified the Company that he was retiring from the Board effective as of the date of the 2015 Annual Meeting. Following Mr. Ligon’s retirement, the number of seats on our Board will be reduced to six. Mr. Ligon had been a member of the Board since 2003.  At the time of his retirement, he will have served on the Audit Committee and the Compensation Committee of the Board. The Board expects Mr. Brooks to be named the Audit Committee chairman following Mr. Ligon’s retirement. Following our 2016 Annual Meeting, the Board expects Mr. Furst, Mr. Morgan and Mr. Wilson to serve on the Audit Committee.

*  Signifies Committee Chairman

Board Independence and Meeting

Board Governance Documents

The Board maintains charters for all committees.  In addition, the Board has adopted a written set of corporate governance guidelines and a code of business conduct and ethics.  To view our committee charters, corporate governance guidelines and code of business conduct and ethics, please visit www.capitalsouthwest.com.  The Board has adopted and adheres to corporate governance practices that the Board and executive management believe promote the highest standards of integrity, are sound and represent best practices.  The Board periodically reviews these governance practices, the rules and listing standards of NASDAQ and SEC regulations, as well as best practices suggested by recognized governance authorities.

Independence

Currently, the Board has seven directors.  Mr. Ligon will retire effective as of the date of the Annual Meeting. Following Mr. Ligon’s retirement, the number of seats on our Board will be reduced to six. The Board has determined, after considering all of the relevant facts and circumstances, that five current directors (Messrs. Brooks, Furst, Ligon, Morgan, and Wilson) are independent, as “independence” is defined by NASDAQ.  This means that none of the independent directors has any direct or indirect material relationship with us, either directly or as a partner, shareholder or officer of an organization that has a relationship with us.  As a result, the Board has a majority of independent directors on the Board as required by the listing requirements.

Executive Sessions

Non-employee directors have regularly scheduled executive sessions in which they meet without the presence of management or management directors.  These executive sessions occur after each regularly scheduled meeting of the Board.

Meetings

The Board met five times in the fiscal year ended March 31, 2015.  All directors attended at least 75% of the total number of meetings of the Board and committees, collectively, in which they served during the fiscal year ended March 31, 2015.  All directors are encouraged to attend our Annual Meeting.  All persons then serving as members of the Board attended the 2014 Annual Meeting of Shareholders.

Director Qualifications

The Governance Committee reviews with the Board on an annual basis the appropriate skills and characteristics required of Board members in the context of the then-current composition of the Board.  This assessment includes, in addition to qualities of intellect, integrity and judgment, business experience and knowledge, reputation and character, issues of diversity, relevant industry and trade association knowledge and participation, accounting and financial expertise, public company experience, willingness and ability to devote the time and effort required to effectively serve on the Board and relevant legal and regulatory qualifications.  The committee makes this determination in the context of an assessment of the perceived needs of the Board at that point in time.  The committee evaluates all nominees for director based on these criteria, including nominees that may be recommended by a shareholder.

The Board recognizes that its members benefit from service on the boards of other companies.  We encourage that service but also believe it is critical that directors have the ability to dedicate sufficient time to their service on the Board.

Board and Committee Evaluations

Our Corporate Governance Guidelines require the Board and each committee of the Board to conduct an annual self-evaluation to determine whether the Board or respective committee is functioning effectively.  The review focuses on the performance of the entire Board or the respective committee.  In connection with each annual performance evaluation, the Board or committee surveys and receives comments from each director or committee member regarding an assessment of the Board’s or the committee’s performance.  The Board also reviews the Governance Committee’s recommendations concerning the performance and effectiveness of the Board and each of its committees.  The Governance Committee will also review the individual performance of a director as circumstances warrant.

Number of Directors; Director Vacancies

Our by-laws provide that the Board may increase or decrease the number of directors by resolution of the Board, provided that the tenure of office of any incumbent director will not be affected by any decrease in the number of directors.  Our by-laws also provide that if any or all of the directors cease to be directors, any vacancy, other than vacancies that result from an increase in the number of directors or from the removal of a director, may in general be filled solely by a majority of the remaining directors even if the remaining directors do not constitute a quorum.  Any vacancy that results from an increase in the number of directors constituting the entire Board may be filled by a majority of the entire Board.  Any vacancy that results from the removal of a director may be filled either by a majority of the remaining directors or our shareholders.  Any director elected to fill a vacancy will hold office until the next annual election of directors and until a successor is elected and qualified.

Guidelines on Governance and Codes of Ethics

The Board has adopted the Guidelines on Governance to address significant corporate governance issues.  These guidelines provide a framework for our corporate governance initiatives and cover a variety of topics, including the role of our Board, board selection and composition, Board committees, Board operation and structure, Board orientation and evaluation, Board planning and oversight functions and stock ownership guidelines.  The Governance Committee is responsible for overseeing and reviewing the guidelines and reporting and recommending to the Board any changes to the guidelines.

The Board has also adopted a Code of Ethics, which is designated to help officers, managers and employees resolve ethical issues in an increasingly complex business environment.  It covers topics such as reporting unethical or illegal behavior, compliance with the law, share trading, conflicts of interest, fair dealing, protection of our assets, disclosure of proprietary information, internal controls, personal community activities, business records, communication with external audiences and obtaining assistance to help resolve ethical issues.

You may obtain a copy of the committee charters, the Guidelines on Governance and Code of Ethics on our website at www.capitalsouthwest.com/investor-relations/governance.htm.

Communication with the Board

Shareholders and interested parties who wish to communicate with any member of the Board may do so in writing to the following address:

Capital Southwest Corporation
5400 LBJ Freeway, Suite 1300
Dallas, Texas 75240
Attention:  Board of Directors

Mr. Ligon currently reviews all correspondence addressed to the Board, or any individual Board member, for any inappropriate correspondence and correspondence more suitably directed to management.  Mr. Ligon will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board for its review at the Board’s request.  Mr. Ligon will forward shareholder communications to the Board prior to the next regularly scheduled meeting of the Board following the receipt of the communication as appropriate.  The Board expects to assign these responsibilities and tasks to Mr. Brooks following Mr. Ligon’s retirement.

Risk Oversight

The Board has an active role in overseeing management of the Company’s risk.  The Board regularly reviews information regarding the Company’s operational, financial, legal, regulatory, strategic and reputational risks which is usually conveyed to the Board by the senior management of the Company. Because overseeing risk is an ongoing process and inherent in the Company’s strategic decisions, the Board discusses risk throughout the year during its meetings in relation to specific proposed actions.  The Board delegates certain risk management oversight to the Board committees. While the Board oversees the Company’s overall risk management, management is responsible for the day-to-day risk management process.  Committees meet in executive session with key management personnel and representatives of outside advisors as needed.  The Board believes the division of responsibilities, as summarized below, is the most effect approach for addressing the risks facing the Company.

Board/Committee	Primary Areas of Risk Oversight

Full Board
Strategic, financial and executive risks and exposures associated with the annual operating plan and strategic plan; legal and regulatory exposures and other current matters that may present material risk to our operations, plans, prospects or reputations; material acquisitions and divestitures.

Audit Committee
Risks and exposures associated with accounting, auditing, reporting, financial practices (including the integrity of the Company’s financial statements and related systems of internal controls), administration and financial controls, compliance with legal and regulatory requirements, including ethical business standards, the independent registered public accounting firm’s qualifications, independence and performance and the performance of the internal audit function.  The Audit Committee also has the direct responsibility for the appointment, compensation, retention and oversight of our independent registered public accounting firm, including the performance of any non-audit services.

Compensation Committee
Risks and exposures associated with compensation, severance agreements, any succession plans and incentive compensation and equity-based compensation plans for Company employees and non-employee members of the Board, including with respect to regulatory compliance.

Nominating and Corporate Governance Committee
Risks and exposures related to governance of the Company and to the composition and organization of the Board including nominations and qualification criteria for membership, Board size, and Board education and evaluation.

EXECUTIVE OFFICERS

Joseph Armes.  See “Nominees for Director” for Mr. Armes’ biography.

Kelly Tacke, 57, has served as Senior Vice President, Chief Financial Officer, Chief Compliance Officer, Secretary and Treasurer of the Company since November 2013.  Prior to joining the Company, from April 2011 to January 2012, she served as Chief Financial Officer and as a consultant to AMC REIT, Inc., a privately held real estate investment company.  From 1993 to April 2011, Ms. Tacke was the Executive Vice President, Chief Financial Officer and Corporate Secretary of Palm Harbor Homes, Inc., a publicly held builder of manufactured homes.  The Company was a long-time investor in Palm Harbor Homes, Inc.  Palm Harbor Homes, Inc. had an involuntary bankruptcy filed against it in the U.S. Bankruptcy Court in the state of Delaware on October 29, 2010.  Ms. Tacke first began her career as an accountant with PricewaterhouseCoopers in 1979.  Ms. Tacke holds a Bachelor of Business Administration from The University of Texas at Austin and is a Certified Public Accountant.

Bowen S. Diehl, 46, has served as Senior Vice President and Chief Investment Officer of the Company since March 2014.  Prior to that, Mr. Diehl was the Managing Director of American Capital, Ltd. from 2007 to March 2014.  He was also a Principal of American Capital from 2004 to 2007, and a Vice President of American Capital from 2001 to 2004. Mr. Diehl’s investments have been in a variety of industries including industrial manufacturing, healthcare, business services, and consumer finance. Prior to American Capital, Mr. Diehl was a Vice President in Investment Banking at Merrill Lynch where he gained experience working with companies in the exploration and production, oilfield services, natural gas pipeline, natural gas gathering and processing, homebuilding and semiconductor sectors. Prior to joining Merrill Lynch, Mr. Diehl was a Vice President in the Global Oil and Gas Group at Chase Securities Inc., in New York, NY and then in Houston, TX, completing numerous transactions in the upstream and midstream oil and gas sectors. Mr. Diehl earned a Bachelor of engineering degree, with majors in Environmental/Geotechnical Engineering and Economics, from Vanderbilt University and a Masters of Business Administration from the University of Texas at Austin.

Christopher J. Mudd, 54, was appointed Senior Vice President, Operations of the Company in January 2015.   Prior to joining the Company, from 2003 to 2015, Mr. Mudd held various positions at Dexco Polymers LP, which is a subsidiary of TSRC Corporation, a publicly traded chemical company, including most recently President and General Manager. From 1998 to 2002, Mr. Mudd was the Senior Commercial Manager for Energy and Fuels at Dow Hydrocarbons and Resources and worked in other capacities at The Dow Chemical Company from 1982 to 1998. Mr. Mudd holds a Bachelor of Science in Chemical Engineering from The University of Texas at Austin.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of June 12, 2015 by (1) each person, so far as is known to our management, who is the beneficial owner (as that term is defined in the rules and regulations of the Securities and Exchange Commission (“SEC”)) of more than 5% of our outstanding common stock; (2) current executive officer named in the Summary Compensation Table; (3) each director that served at any time during the fiscal year ended March 31, 2015; and (4) all current directors and executive officers as a group.  The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has a right to acquire as of August 25, 2015 (60 days after June 26, 2015) through the exercise of any stock option or other right. Unless otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the shares indicated to be beneficially owned.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Zuckerman Investment Group(1) 155 N. Wacker Drive, Suite 1700 Chicago, IL 60606	1,458,094	9.4%
Moab Capital Partners(2) 15 East 62nd Street New York, NY 10065	981,065	6.3%
First Manhattan Co.(3) 399 Park Avenue New York, NY 10022	947,026	6.1%
Piper Jaffray Companies(4) 800 Nicollet Mall Suite 800 Minneapolis, MN 55402	917,076	5.9%
William R. Thomas III(5)(6)	591,838	3.8%
Joseph B. Armes(5)(7)	67,502	*
Bowen S. Diehl(5)(8)	63,000	*
Kelly Tacke(5)(9)	52,000	*
Samuel B. Ligon(5)	12,900	*
John H. Wilson(5)	8,650	*
Jack D. Furst(5)	2,100	*
T. Duane Morgan(5)(10)	2,525	*
David R. Brooks(5)	1,500	*
Christopher Mudd(5)	-	N/A
All directors and executive officers as a group (10 persons)	1,933,918	12.4%

*	Less than 1%
(1)	Based on information set forth in a Schedule 13G relating to Capital Southwest filed with the SEC on March 23, 2015. Zukerman Investment Group, LLC, Sherwin A. Zuckerman and Daniel R. Zuckerman will beneficially own and have shared voting and dispositive power with respect to 1,458,094 shares of the Company’s common stock.
(2)	Based on information set forth in a Schedule 13G relating to Capital Southwest filed with the SEC on January 26, 2015. Moab Partners, L.P. will beneficially own and have sole voting and dispositive power with respect to 957,625 shares of the Company’s common stock. Moab Capital Partners, LLC, in its capacity as investment adviser to Moab Partners and a separate account, and Mr. Rothenberg as owner and managing member of Moab Capital Partners will beneficially own and have sole voting and dispositive power with respect to 981,065 shares of the Company’s common stock.
(3)	Based on information set forth in a Schedule 13G relating to Capital Southwest filed with the SEC on February 11, 2015. First Manhattan Co. will beneficially own and have shared dispositive power with respect to 947,026 shares of the Company’s common stock. First Manhattan will have shared voting power with respect to 941,526 shares of the Company’s common stock.
(4)	Based on information set forth in a Schedule 13G relating to Capital Southwest filed with the SEC on February 17, 2015. Piper Jaffray Companies will beneficially own and have sole dispositive power with respect to 917,076 shares of the Company’s common stock. Piper Jaffray will have sole voting power with respect to 637,380 shares of the Company’s common stock.

(5)	Unless otherwise indicated, the address of each of the persons whose name appears in the table above is: c/o Capital Southwest Corporation, 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240.
(6)	Mr. Thomas is President and sole manager of Thomas Heritage Company, L.L.C., the sole general partner (the “General Partner”) of Thomas Heritage Partners, Ltd. (the “Partnership”). In such capacity, Mr. Thomas has sole voting and depositor power with respect to 571,939 shares of Common Stock owned by the Partnership. Mr. Thomas beneficially owns 12,000 shares of Company common stock held by his minor children. 4,370 shares reflect ESOP allocations to Mr. Thomas.
(7)	Mr. Armes is a trustee of certain trusts pursuant to ESOPs for our employees and employees of certain of our wholly owned portfolio companies owning 893,651 shares (5.7% of our outstanding common stock) on June 12, 2015. Voting rights on such shares were passed through to the ESOP participants, who are entitled to vote the shares in their individual accounts by July 31, 2015. As a trustee of the ESOPs, Mr. Armes has voting power with respect to the shares not voted by the ESOP participants. Mr. Armes and Ms. Tacke have joint voting power of 238,252 shares owned by a trust pursuant to a pension plan for our employees and employees of certain of our wholly owned portfolio companies. Accordingly, Mr. Armes has voting power with respect to aforementioned 238,252 shares, representing 1.5% of our outstanding common stock. Mr. Armes disclaims beneficial ownership of the common stock held by the ESOPs and pension plan and these shares have been excluded from the amount discussed above. In addition, Mr. Armes has voting power with respect to 46,000 shares of unvested restricted shares, 1,000 shares of common stock and 8,502 shares of common stock held by JBA Family Partners, L.P., a limited partnership of which he and his spouse are 50% owners of the general partner. Mr. Armes disclaims beneficial ownership of the shares held by this partnership except to the extent of his pecuniary interest therein. Lastly, 12,000 shares of his stock options granted under the 2009 Stock Incentive Plan will be exercisable as of August 25, 2015.
(8)	Mr. Diehl has voting power with respect to 46,000 unvested restricted shares and 11,000 shares of common stock. In addition, 6,000 of Mr. Diehl’s stock options granted under the 2009 Stock Incentive Plan will be exercisable as of August 25, 2015.
(9)	Ms. Tacke and Mr. Armes have joint voting power of 238,252 shares owned by a trust pursuant to a pension plan for our employees and certain of our wholly owned portfolio companies. Accordingly, Ms. Tacke has voting power with respect to 238,252 shares, representing 1.5% of our outstanding common stock. Ms. Tacke disclaims beneficial ownership of the common stock held by the pension plan and these shares have been excluded from the amount discussed above. In addition, she has voting power with respect to 46,200 shares of unvested restricted shares and 800 shares of common stock. Lastly, 5,000 of Ms. Tacke’s stock options granted under the 2009 Stock Incentive Plan will be exercisable as of August 25, 2015.
(10)	Mr. Morgan holds 1,275 shares directly and 1,250 shares indirectly through the Morgan Family Trust.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), requires our officers and directors and persons who beneficially own more than 10% of our common stock to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than 10% beneficial owners also are required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file with the SEC. Based solely upon a review of the copies of such forms furnished to us, we believe that, with the exception of Mr. Ray D. Schwertner, each of our officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended March 31, 2015.  Mr. Schwertner filed one late report for a transaction subject to Section 16(a) filing requirements; he failed to timely report the exercise of stock options with respect to 1,000 shares of common stock of the Company on August 6, 2014, and filed a Form 4 reporting that option exercise on September 22, 2014.

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis, or CD&A, provides information relating to the fiscal year 2015 compensation of our President and Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), Chief Investment Officer (“CIO”) and Senior Vice President, Operations, during the year ended March 31, 2015. These four individuals are referred to in this CD&A as the Named Executive Officers.

The Compensation Committee (the “Committee”) has the primary authority to establish our compensation philosophy and the actual compensation levels for the named executive officers and to administer all executive compensation arrangements and policies.  Joseph B. Armes, our CEO, assists the Committee by providing recommendations regarding the compensation of our named executive officers, excluding himself.  The Committee exercises it discretion by modifying or accepting these recommendations.  The CEO routinely attends a portion of the Committee meetings.  However, the Committee meets in executive session without the CEO or other members of executive management when discussing compensation matters and on other occasions as determined by the Committee.

At the request of the Committee, executive management prepares a compensation analysis of this peer group for the Committee’s use, using data pulled from public filings, data contained in third party surveys and data provided by the Committee’s compensation consultant.  The analysis generally shows trends in base salary, bonus opportunities, equity award sizes, and total compensation (as publicly reported in proxy statements).

During fiscal year 2015, the Committee requested that management prepare information on the market rates of compensation for our other executive officers, using data previously provided by Longnecker and publicly available data for our peer companies. The Committee did not engage a third party consultant for this purpose.   With respect to Mr. Mudd, who joined the Company in January 2015, the Committee set his employment package based on the Company’s negotiations with Mr. Mudd, taking into account the compensation package from his prior employer and the opportunities Mr. Mudd had at other potential employers.  In all categories, we believe our base salaries, annual cash bonus opportunities, Individual Incentive Awards, stock option awards, restricted stock awards, and other compensation, taken as a whole, help us attract, retain and motivate competent executive officers.

Compensation Objectives

The objectives of our compensation programs are to attract, retain and motivate competent executive officers who have the experience and ability to enhance shareholder value and to contribute to the success of our investment management activities. The individual judgments made by the Committee are subjective and are based largely on the recommendations of the CEO (except with respect to his compensation) and the Committee’s perception of each executive’s contribution to both the Company’s past performance and its future growth potential. The Committee attempts to ensure that the total compensation paid to each executive officer is fair, reasonable, competitive and aligns the interests of executive management and the Company’s shareholders.

The principal elements of compensation for executive officers in fiscal year 2015 are base salary, annual cash bonus opportunities, long-term cash incentives (“Individual Incentive Awards”), stock options granted under the 2009 Stock Incentive Plan, restricted stock granted under the 2010 Restricted Stock Award Plan, contributions to the Employee Stock Ownership Plan (individually an “ESOP” and, together, the “ESOPs”), a qualified defined benefit retirement plan and a non-qualified restoration plan.

Following the completion of the proposed spin-off of the Company’s industrial products, coatings, sealants and adhesives and specialty chemicals businesses in fiscal year 2016, the Committee intends for restricted stock granted under the 2010 Restricted Stock Award plan to continue as the sole long-term component of compensation for executive officers. The committee does not expect to grant any additional shares under the 2009 Stock Incentive Plan or request shareholders’ approval of any additional stock options to be added under the 2009 Stock Incentive Plan. The Committee also does not intend to make additional Individual Incentive Awards or make any ESOP contributions to the employees of the Company following the completion of the proposed spin-off of the Company’s industrial products, coatings, sealants and adhesives and specialty chemicals business.

Determination of Compensation

Roles and Responsibilities - Compensation Committee

The Committee’s responsibilities include:

1)	To review at least annually, the goals and objectives and the structure of the Company’s plans for executive compensation, incentive compensation, equity-based compensation and general compensation plans and employee benefit plans (including retirement plans), and to recommend to the Board any new plans or any changes in the objectives and structure of such plans as the Committee deems necessary or desirable.

2)	To evaluate annually the performance of the CEO, in light of the goals and objectives of the Company’s executive compensation plans, and to determine his compensation level based on this evaluation. In determining the incentive components of his compensation, the Committee considers those factors it deems relevant, including the Company’s performance and his contribution to that performance. The CEO is not present during deliberations or voting pertaining to the Committee’s determination of his compensation.

3)	To annually review and determine the compensation level of all other executive officers of the Company, in light of the goals and objectives of our executive compensation plans, market compensation data and the CEO’s recommendations.

4)	In consultation with the CEO, to oversee the annual evaluation of management of the Company, including the other executive officers and key employees of the Company.

5)	Periodically, as the Committee deems necessary or desirable and pursuant to the applicable equity-based compensation plan, to recommend that the Board grant equity-based compensation awards to any officer or employee of the Company for such number of shares of common stock as the Committee, in its sole discretion, shall deem to be in the best interest of the Company.

6)	To perform such duties and responsibilities as the Board may assign to the Committee regarding the terms of any compensation plans and to review and approve the amount and terms of all individual stock options that the Committee grants.

7)	To recommend to the Board all equity-based compensation plans, including prior approval of those plans that are subject to shareholder approval under the listing standards of NASDAQ.

8)	To meet with management to review, discuss and recommend to the Board the Compensation Discussion and Analysis required by the Securities and Exchange Commission’s (the “SEC”) rules and regulations. The Committee will also prepare a Compensation Committee Report for inclusion in the Company’s proxy statement and applicable filings with the SEC.

9)	To annually review and reassess the adequacy of this Charter and recommend any changes to the full Board.

Roles and Responsibilities - Executive Officers

Joseph B. Armes, our President and CEO, makes recommendations on salary, annual cash incentive opportunities, Individual Incentive Awards, stock options and restricted stock to the Committee based on the compensation objectives set by the Committee as well as current business conditions. More specifically, Mr. Armes reviews and assesses market data prepared by an executive compensation consulting firm retained by the Committee or the management team and recommends compensation adjustments to the Committee for all officers (other than himself).

The Committee then exercises its discretion in modifying any recommended salaries, annual cash bonus opportunities, Individual Incentive Awards, stock options or restricted stock. The Committee approves or, if applicable, recommends to the Board for approval, recommendations regarding stock based awards for all of our officers. Mr. Armes may attend the meetings of the Committee at the request of the Committee Chairman, but does not attend executive sessions and does not participate in any Committee discussions relating to the final determination of his own compensation.

Executive Compensation Components and Fiscal 2015 Compensation Decisions

For the fiscal year ended March 31, 2015, the components of our compensation program for named executive officers include:

•	base salaries;
•	cash incentive opportunities;
•	long-term compensation awards; and
•	other benefits, including participation in the Company’s employee stock ownership plans and retirement plans.

Salaries

Salaries were determined by the Committee for each of our named executive officers on an individual basis, taking into consideration individual contributions to overall company performance, length of tenure, compensation levels for comparable positions at peer companies and internal pay equity among similar positions within the Company. The Committee places more emphasis on those compensation elements which are linked to long-term results.

In fiscal year 2015, after consideration of the factors set forth above and the termination of Mr. Armes automobile allowance during fiscal year 2015, in July 214 the Committee increased the annual base salary of our President and CEO Joseph B. Armes from $430,000 to $453,000, our CIO Bowen S. Diehl from $425,000 to $429,000 and our CFO Kelly Tacke from $250,000 to $255,000. In November 2014, as part of negotiations with Mr. Mudd to become our Senior Vice President-Operations, the Committee set his annual base salary at $275,000. The Committee believes that the salary changes and resulting base salaries of our named executive officers are appropriate for each named executive officer as a component of his or her overall compensation package.

Cash Incentive Opportunities

Annual cash incentive opportunities are intended to reward individual performance as well as operating results during the year and therefore can be highly variable from year to year.  The Committee establishes the target annual cash incentive opportunities for our named executive officers at the start of each year, taking into account the potential contribution by that executive to overall company performance, length of tenure, compensation levels for comparable positions at peer companies and internal pay equity among similar positions within the Company.  For the fiscal year ended March 31, 2015, the Committee made no changes to the target bonus levels from the prior year, as the Committee believed the levels were sufficient to motivate each executive to achieve our objectives for the coming year.

At the start of each fiscal year, the Committee also establishes the performance goals to be achieved to earn the target annual cash incentive award.  For the fiscal year ended March 31, 2015, the Committee selected certain strategic goals for named executive officers.  The Committee evaluated performance against these goals for the fiscal year ended March 31, 2015 in April 2015 and determined each named executive officer’s achievement of the goals and the payment pursuant to those goals.  Based on that evaluation, for fiscal year 2015, Mr. Armes was paid an annual cash incentive of $698,375, Mr. Diehl was paid an annual cash incentive of $657,651 and Ms. Tacke was paid an annual cash incentive of $264,625. Mr. Mudd was paid a partial year annual cash incentive of $68,750.

The Committee believes the annual cash incentives earned by the named executive officers are appropriate in relation to the Company’s financial performance for fiscal year 2015 as well as each named executive officer’s individual performance during that period.

Long-Term Incentive Awards

Our Board and shareholders have approved our 2009 Stock Incentive Plan and our 2010 Restricted Stock Award Plan. Those plans, in addition to our individual incentive awards, allow us to provide cash and stock-based compensation opportunities to certain key employees, including our named executive officers.  The Company uses both cash-based awards and stock-based awards as long-term incentive compensation to: (1) align compensation commensurate with the creation of shareholder value; (2) create opportunities for increased stock ownership by executives; and (3) attain competitive levels of total compensation over the long term.

2009 Stock Incentive Plan

The Committee may grant options to purchase our common stock (including incentive options and nonqualified stock options).  Options are granted with an exercise price at the NASDAQ closing price of the Company’s stock on the date of grant and thus have no ultimate value unless the value of our stock appreciates.  The Company has never granted options with an exercise price that is less than the closing price of our common stock on the grant date, nor has it granted options which are priced on a date other than the grant date. The Committee believes stock options provide a significant incentive for the option holders to enhance the value of our common stock by continually improving the Company’s performance and investment results.

Historically, granted options have become exercisable on or after the first anniversary of the date of grant in five annual installments and have a term of 10 years. Upon termination or retirement, option holders have 30 days to exercise vested options to purchase shares except in the case of death or disability (subject to a 6-month limitation). Prior to the exercise of options, holders have no rights as shareholders with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.  The Board retains the right to make option holders whole in certain situations, such as distributions.

From time to time, the Committee has recommended and the Board has granted qualified and non-qualified stock options to certain key employees and named executive officers. In August 2014, the Committee granted stock options to each of Mr. Armes, Ms. Tacke and Mr. Diehl as part of the executive compensation plan described under the heading “Transformative Transaction-Related Compensation.”

The Committee does not intend to grant additional options under the 2009 Stock Incentive Plan or request shareholders’ approval of any additional stock options to be added to the 2009 Stock Incentive Plan.

2010 Restricted Stock Award Plan

The Company received exemptive relief from the SEC that permits the Company to grant restricted stock in exchange for or in recognition of services by its executive officers and certain key employees. Pursuant to the 2010 Restricted Stock Award Plan, the Committee may award shares of restricted stock to plan participants in such amounts and on such terms as the Committee determines in its sole discretion, provided that such awards are consistent with the conditions set forth in the SEC’s exemptive order. Each restricted stock grant will be for a fixed number of shares as set forth in an award agreement between the grantee and the Company. Award agreements will describe time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights.  Historically, the restricted stock will vest ratably over five years.

If a participant’s employment is terminated for any reason, including retirement, other than death or disability, the participant’s unvested restricted stock awards shall be forfeited.  If a participant’s employment is terminated due to death or disability or if a change in control (as defined in the 2010 Restricted Stock Award Plan) occurs, the participant’s unvested restricted stock awards will vest immediately.  Participants who have received restricted stock awards will receive dividends and will have voting rights with respect to such shares.

Following the completion of the proposed spin-off of the Company’s industrial products, coatings, sealants and adhesives and specialty chemicals businesses in fiscal year 2016, the Committee intends for restricted stock granted under the 2010 Restricted Stock Award Plan to continue as the sole long-term incentive compensation for executive officers, replacing the historical use of stock options, Individual Incentive Awards and ESOP Contributions. The Committee does not expect to grant any additional stock options under the 2009 Stock Incentive Plan or request shareholders’ approval for any additional stock options to be added under the 2009 Stock Incentive Plan. The Committee believes these restricted stock awards will more closely align the long term incentives of the employees with that of the Company’s shareholders in a manner consistent with a yield-oriented credit investment strategy following the completion of the anticipated spin-off.

In August 2014, the Committee granted restricted stock awards to each of Mr. Armes, Ms. Tacke and Mr. Diehl as part of the executive compensation plan described under the heading “Transformative Transaction-Related Compensation.”

Individual Incentive Awards

The Committee uses our Individual Incentive Awards as a way to motivate our executives to increase the value of the Company as reflected by our net asset value, without the dilution that accompanies the use of stock options or restricted stock awards.  Historically, Individual Incentive Awards vest on the fifth anniversary of the award date, providing a meaningful retention device.  The Committee generally sets the baseline for measuring increases in net asset value at the Company’s most recent quarterly net asset value per share at the time of issuance, requiring sustained asset value appreciation for the awards to provide a meaningful return.  Upon exercise of an Individual Incentive Award, the Company pays the recipient a cash payment in an amount equal to current net asset value per share minus the baseline net asset value per share. The Committee did not make any Individual Incentive Awards during fiscal year 2015.

Following the completion of the proposed spin-off of the Company’s industrial products, coatings, sealants and adhesives and specialty chemicals businesses in fiscal year 2016, the Committee does not intend to make additional Individual Incentive Awards.

Other Compensation

ESOP

We maintain Employee Stock Ownership Plans, or ESOPs, as an additional way to align the compensation and interests of our employees with the interests of our shareholders.  Employees who have completed one year of credited service are generally eligible to participate in an ESOP. The Company makes discretionary contributions to the ESOPs within limits established by the Code. Funds contributed to the trust established under the ESOPs are applied by the trustees to the purchase of our common stock. A participant’s interest in contributions to an ESOP fully vests after three years of credited service, and such vested interest is distributed to a participant at retirement, death or total disability, or after a one year break in service resulting from termination of employment for any other reason.  Thus, the ESOPs reward long-term employees, aligning their interests with those of our shareholders.

Historically, the ESOPs have provided a significant equity incentive to which the Committee would authorize a contribution equivalent to 10% of each participating employee’s covered compensation for the fiscal year, subject to limits imposed by Code Section 410(b) coverage testing requirements. Our ESOP contribution has been set at 10%, which the Board and Committee have determined to be appropriate to motivate and retain employees. In order to meet the IRS diversification testing rules, we calculate our contributions as part of each of our wholly-owned portfolio companies’ ESOP percentages and we match our contribution percentage to the highest wholly-owned portfolio company’s percentage. To the extent their percentages fall below our 10% contribution amount, our employees are granted an ESOP contribution at the wholly-owned portfolio company level, and a cash payment for the difference. Based on earnings results for each of the wholly-owned portfolio companies in which our named executive officers participate, a 10% ESOP contribution was made for the fiscal year ended March 31, 2015.  Mr. Armes, Mr. Diehl and Ms. Tacke were eligible to participate in the ESOPs in fiscal year 2015.

Following the completion of the proposed spin-off of the Company’s industrial products, coatings, sealants and adhesives and specialty chemicals businesses in fiscal year 2016, the Committee intends to discontinue making ESOP contributions on behalf of the employees of the Company.

Retirement Plans

We maintain a qualified defined benefit, non-contributory retirement plan (the “Retirement Plan”) for our employees and employees of certain of our wholly-owned portfolio companies (“Participants”).  We also maintain a Restoration Plan (the “Restoration Plan”) that provides benefits to the Participants in the qualified plan to fulfill the intent of our Retirement Plan without regard to the limitations imposed by the Code. The Restoration Plan is unfunded and non-qualified.

The retirement benefits payable to our named executive officers under the Retirement Plan and Restoration Plan depend on the Participant’s years of service under our plan and their final average monthly compensation determined by averaging the five consecutive years of highest compensation prior to retirement.  For pension calculation purposes, earnings include salaries and annual cash bonuses reported in the Summary Compensation Table.  Mr. Armes, Mr. Diehl and Ms. Tacke were eligible to participate in both plans in fiscal year 2015.

Potential Payments upon Change in Control or Termination of Employment

We offer severance and change-in-control benefits under our long-term incentive plans to motivate our executives to focus on transactions that are likely in the best interests of our shareholders, even though such transactions may result in a loss of employment for the executives.  We believe our programs are consistent with the practices of our peer group of companies and therefore also serve to attract and retain our executives.   In addition, as part of our negotiations with Mr. Mudd and to motivate him to join us at a time when we have specifically motivated our executives to focus on a “trigger event”, the Committee approved severance rights for Mr. Mudd.

Transformative Transaction-Related Compensation

On August 28, 2014, the Board adopted an executive compensation plan consisting of nonqualified stock options, restricted stock and cash incentive awards intended to align the compensation of the Company’s executive officers with the Company’s key strategic objective of increasing the market value of the Company’s shares through a transformative transaction, such as the proposed spin-off of the Company’s industrial products, coatings, sealants and adhesives and specialty chemicals businesses, for the benefit of the Company’s shareholders. Under this plan, Mr. Armes, Mr. Diehl and Ms. Tacke will share in a payout equal to six percent of the accretion in aggregate value of the Company’s shares realized from the grant date through the date of measurement date on the 90th day following consummation of the transformative transaction (the “Determination Date”). The Determination Date value accretion will equal the excess of the aggregate value of the then outstanding Company and spin-off company’s shares together with interim dividends paid on the Company’s shares over the aggregate value of the Company’s shares on the grant date ($557,353,318, based on a grant date closing price of $36.16 per share).

Any payments under this plan that are less than $22.5 million in the aggregate will be divided evenly among Mr. Armes, Mr. Diehl and Ms. Tacke.  Any payments in excess of $22.5 million will be allocated as follows: Mr. Armes, 50%; Mr. Diehl, 25% and Ms. Tacke, 25%. The allocation of this incentive compensation opportunity was made by the Board at the recommendation of Mr. Armes. The awards vest and become payable in thirds, with one‑third vesting on the Determination Date, another third vesting on the first anniversary of the Determination Date, and the remaining third vesting on the second anniversary of the Determination Date.

The equity awards payable under the executive compensation plan will include both the Company and spin-off company options and restricted shares.  The cash bonuses will be payable by the Company.  The Company, however, reserves the right, in its sole discretion, to terminate the cash incentive award or to reduce the amount payable thereunder at any time prior to the Determination Date.

Accounting for Stock-Based Compensation

We consider the accounting costs of our executive compensation programs as just one factor in developing these programs.  Generally, the Committee is made aware of the tax and accounting treatments of various compensation alternatives. ASC 718, Compensation – Stock Compensation (“ASC 718”) requires us to record the fair value of equity awards on the date of grant as a component of equity. We account for stock option grants in accordance with the provisions of ASC 718, which requires that we determine the fair value of all share-based payments to employees, including the fair value of grants of employee stock options, and record these amounts as an expense in the statement of operations over the vesting period with a corresponding increase to our additional paid-in capital. The increase to our operating expense is offset by the increase to our additional paid-in capital, resulting in no impact on our net asset value. If and when the options are exercised, the net asset value per share will decrease if the net asset value at the time of exercise is higher than the exercise price, and increase if the net asset value per share at the time of exercise is lower than the exercise price. As a result, although we consider the accounting treatment when granting awards we do not consider the accounting treatment to be a dominant factor in the form and/or design of awards.

Tax Deductibility of Compensation

Section 162(m) of the Code generally disallows a deduction to public companies to the extent of excess annual compensation over $1 million paid to certain executive officers, except for qualified performance-based compensation.  Our general policy, where consistent with business objectives, is to preserve the deductibility of executive officer compensation.  The Committee may authorize forms of compensation that might not be deductible if the Committee deems such to be in the best interests of Capital Southwest Corporation and its shareholders.

Shareholder Advisory Vote on Executive Compensation

At our 2014 Annual Meeting, our shareholders approved an advisory vote with 95% of the votes cast in favor of our compensation philosophy, policies and procedures and the 2014 fiscal year compensation of our named executive officers (the “Advisory Vote”).  The Committee considers the results of the Advisory Vote as an affirmation of the Company’s executive compensation decisions and policies.

Compensatory Risk Assessment

We work to integrate sound risk management into our compensation programs. We believe it is critical to bring a multi-faceted strategy toward mitigating risk in compensation. We believe our focus on long-term stable compensation programs, and retaining long-term employees who have dedicated more than a decade to our success, work to limit incentives to take unnecessary or imprudent risk-taking actions. We also provide stable fixed cash compensation to each of our executive officers as a counterbalance to the financial exposure that our named executive officers face as significant holders of equity in our enterprise.  In April 2015, the Committee undertook a review of our compensation programs and determined that the programs are not reasonably likely to have a material adverse effect on the Company.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company’s Board has reviewed and discussed with management the above Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K.  Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s proxy statement on Schedule 14A and, by reference, its Annual Report on Form 10-K for the fiscal year ended March 31, 2015.

The foregoing report is provided by the following directors who constitute the Compensation Committee as of the date of this proxy statement.

Compensation Committee
John H. Wilson, Chairman
David R. Brooks
Jack D. Furst
Samuel B. Ligon
T. Duane Morgan

Compensation Committee Interlocks and Insider Participation

None of our executive officers served as a member of the Compensation Committee of our Board or as a member of the compensation committee or as a director of any other entity, one of whose executive officers served as a member of our Compensation Committee or as one of our directors.

Certain Relationships and Related Party Transactions

Our CEO is responsible for reviewing and approving all material transactions with any related party. If there is a related party transaction involving our CEO, the entire Board will review and approve the transaction. Related parties include any of our directors or executive officers, certain of our shareholders and their immediate family members.

To identify related party transactions, each year, in addition to the ongoing reporting obligations of our related parties, we submit and require our directors and executive officers to complete Director and Officer Questionnaires identifying any transactions with us in which the executive officer or director or their family members have an interest.  We review related party transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual’s private interest interferes with the interests of the Company as a whole.  Our Code of Ethics, which is signed by all employees and directors on an annual basis, requires all directors, officers and employees who have a conflict of interest to immediately notify our CEO or CFO. If there were any actions or relationships that might give rise to a conflict of interest, such actions or relationships would be reviewed and pre-approved by the Board.

We expect our directors, officers and employees to act and make decisions that are in our best interests and encourage them to avoid situations which present a conflict between our interests and their own personal interests. Our directors, officers and employees are prohibited from taking any action that may make it difficult for them to perform their duties, responsibilities and services to the Company in an objective and fair manner. A copy of our Code of Ethics will be mailed to shareholders upon request to 5400 LBJ Freeway, Suite 1300, Dallas, Texas 75240, Attention:  Secretary.  Additionally, a copy is available over the Internet at www.capitalsouthwest.com/investor-relations/governace.htm.

There were no related party transactions for the fiscal year ended March 31, 2015.

The tables on the following pages provide information about compensation for our senior executive team, which includes the required disclosures about our named executive officers.

SUMMARY COMPENSATION TABLE

The following table includes information concerning compensation for the years ended March 31, 2015:

Name	Fiscal Year	Salary	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation		Change in Pension Value and Nonqualified Deferred Compensation Earnings (3)	All Other Compen- sation		Total
Joseph B. Armes(4)	2015	$447,250	$637,980	$499,868	$698,375		$130,969	$29,150	(11)	$2,443,592
President, Chief Executive Officer and Chairman	2014	340,417	185,100	354,600	878,705	(8)	-	7,625		1,766,447

Bowen S. Diehl(5)	2015	$428,000	$637,980	$449,874	$657,651		$48,410	$27,000	(12)	$2,248,915
Chief Investment Officer and Senior Vice President	2014	17,708	174,550	211,200	249,840	(9)	-	-		653,298

Christopher J. Mudd(6)	2015	$65,753	$-	$-	$68,750		$-	$10,344	(13)	$144,847
Senior Vice President, Operations
Kelly Tacke(7)	2015	$253,750	$653,170	$499,868	$265,625		$73,592	$26,800	(14)	$1,772,805
Chief Financial Officer, Chief Compliance Officer, Secretary, Treasurer and Senior Vice President	2014	93,750	134,080	209,250	254,902	(10)	-	-		691,982

(1)	These amounts represent the grant date fair value of restricted stock awards determined in accordance with ASC 718 based on the closing price of our common stock on the date of grant for 2014 awards. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The amounts do not correspond to the actual value that will be recognized by our named executive officers upon vesting dates of such grants. The 2015 restricted stock awards held by the recipient are subject to reduction under the executive compensation plan. Monte Carlo simulation was utilized to develop the grant date fair value for 2015 restricted stock awards. See Note 7 of the consolidated financial statements in the Company’s Annual Report for the year ended March 31, 2015 regarding assumptions underlying valuation of equity awards.
(2)	These amounts represent the grant date fair value of stock option awards using Black-Scholes pricing model determined in accordance with ASC 718 based on the closing price of our common stock on the date of grant. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The amounts do not correspond to the actual value that will be recognized by our named executive officers upon vesting dates of such grants. See Note 6 of the consolidated financial statements in the Company’s Annual Report for the year ended March 31, 2015 regarding assumptions underlying the valuation of equity awards.
(3)	Amounts shown reflect the aggregate change during the year in actuarial present value of accumulated benefit under all pension plans (including restoration plan). See Note 9 of the consolidated financial statements in the Company’s Annual Report for the year ended March 31, 2015 regarding assumptions used in determining these amounts.
(4)	Effective June 17, 2013, Mr. Armes was named by the Board as President and Chief Executive Officer. His compensation reflects partial year salary and bonus from June 17, 2013 to March 31, 2014 for fiscal year 2014.
(5)	Effective March 17, 2014, Mr. Diehl joined Capital Southwest Corporation as Chief Investment Officer. His compensation reflects partial year salary from March 17, 2014 to March 31, 2014 for fiscal year 2014. Mr. Diehl did not participate in our fiscal year 2014 bonus program.
(6)	Effective January 6, 2015, Mr. Mudd was named by the Board as Senior Vice President, Operations for the Company. His compensation reflects partial year salary from January 6, 2015 to March 31, 2015.
(7)	Effective November 18, 2013, Ms. Tacke joined Capital Southwest Corporation as Senior Vice President, Chief Financial Officer, Chief Compliance Officer, Secretary and Treasurer. Her compensation reflects partial year salary and bonus from November 18, 2013 to March 31, 2014 for fiscal year 2014.
(8)	“Non-Equity Incentive Plan Compensation” for Mr. Armes for 2014 consists of $294,000 for incentive awards that was previously reported in the “All Other Compensation” column and a $584,705 performance bonus award that was previously reported in the “Bonus” column. The amounts were moved to more accurately reflect the nature of these awards.
(9)	“Non-Equity Incentive Plan Compensation” for Mr. Diehl for 2014 consists of $249,840 for incentive awards that was previously reported in the “All Other Compensation” column. The amount was moved to more accurately reflect the nature of the award.
(10)	“Non-Equity Incentive Plan Compensation” for Ms. Tacke for 2014 consists of $128,600 for incentive awards that was previously reported in the “All Other Compensation” column and a $126,302 performance bonus award that was previously reported in the “Bonus” column. The amounts were moved to more accurately reflect the nature of these awards.
(11)	“All Other Compensation” for Mr. Armes includes an ESOP contribution of $26,000 made by the Company, $900 of dividends received on unvested restricted stock and a $2,250 automobile allowance for the fiscal year ended March 31, 2015.
(12)	“All Other Compensation” for Mr. Diehl includes an ESOP contribution of $26,000 made by the Company and $1,000 of dividends received on unvested restricted stock.
(13)	“All Other Compensation” for Mr. Mudd includes a reimbursement of $10,344 for temporary living expenses incurred as of March 31, 2015.
(14)	“All Other Compensation” for Ms. Tacke includes an ESOP contribution of $26,000 made by the Company and $800 of dividends received on unvested restricted stock.

Severance Agreement with Mr. Mudd

In connection with Mr. Mudd’s acceptance of employment by the Company, Mr. Mudd and Capital Southwest entered into a Severance Agreement dated March 1, 2015 (the “Severance Agreement”). The Severance Agreement provides that Mr. Mudd remains an at-will employee and may be terminated at any time with or without notice and with or without “cause,” as that term is defined in the Severance Agreement. In the event that Mr. Mudd is terminated without “cause,” Mr. Mudd is eligible to receive: (1) all accrued obligations in a lump sum in cash within 30 days of his termination, consisting of (a) current base salary through the date of his termination, (b) the amount of any bonus, incentive compensation, deferred compensation and other cash compensation earned as of the date of his termination, (c) any expense reimbursements and other cash entitlements accrued as of the date of his termination that are submitted within 90 days of his termination; and (2) a lump sum payment equal to one year of annual base salary (excluding any bonuses, incentives, perquisites or other forms of compensation Mr. Mudd receives) (the “Lump Sum Payment”). The Lump Sum Payment is payable within 60 days of Mr. Mudd’s termination date, subject to his execution and non-revocation of a separation agreement.

The Severance Agreement defines “cause” to mean: (1) violation of any standard, written, workplace security, administrative, safety or other policy or procedure concerning workplace behavior, such standard to be determined by the Company in good faith and acting with reasonable discretion; (2) a breach of Mr. Mudd’s fiduciary duty to the Company; (3) failure to follow the lawful instructions of Mr. Mudd’s superiors or their designees; (4) arrest, conviction or entering of a plea of nolo contendere (no contest) of a felony or any crime involving financial impropriety or moral turpitude; (5) fraud, embezzlement or other non-de minimis misappropriation of funds or property of the Company; (6) disclosure of the Company’s confidential or proprietary information other than in the proper course of Mr. Mudd’s duties; (7) Mr. Mudd’s disparagement of the Company or its senior management; (8) Mr. Mudd’s death or disability (as defined in the Company’s long term disability insurance policy); (9) gross neglect of duties; or (10) conduct that the Company in its reasonable judgment determines materially injurious to the reputation and/or operations of the Company, or that has a material adverse effect on any of the assets, liabilities, business, reputation or prospects of the Company.

2009 Stock Incentive Plan

The Capital Southwest Corporation 2009 Stock Incentive Plan (the “2009 Stock Incentive Plan”) was approved by our shareholders in July 2009 and is administered by the Committee. The 2009 Stock Incentive Plan permits awards in the form of non-statutory stock options and incentive stock options. The Board is asking the shareholders of the Company to approve at the Annual Meeting an amendment to the 2009 Stock Incentive Plan that will increase the maximum number of options to purchase our common stock that may be issued to any individual participant in a single fiscal year under the 2009 Stock Incentive Plan to 120,000 shares. See “Proposal Two: Approval of the Second Amendment to the 2009 Stock Incentive Plan,” beginning on page 34.

As of June 26, 2015, there were 4,000 shares available to be issued under the 2009 Stock Incentive Plan.  The Compensation Committee does not intend to grant additional options under the 2009 Stock Incentive Plan or request shareholders’ approval of additional stock options to be added under the 2009 Stock Incentive Plan.

With respect to non-statutory stock options, if a participant’s employment is terminated for any reason, the participant’s non-vested non-statutory stock options will be forfeited. If a participant’s employment is terminated other than for death or disability or for cause, the participant’s vested non-statutory stock options will remain exercisable for one month following the date of termination. If a participant’s employment is terminated for death or disability, the participant’s vested non-statutory stock options will remain exercisable for six months following the date of termination.  If a participant’s employment is terminated for cause, all non-statutory stock options will be forfeited on the date of termination.

With respect to non-statutory stock options, if a participant’s employment is terminated for any reason, the participant’s non-vested incentive stock options will be forfeited. If a participant’s employment is terminated for death or disability, the participant’s vested incentive stock options will remain exercisable for six months following the date of termination.  If a participant’s employment is terminated for cause, all inventive stock options will be forfeited on the date of termination.

Upon a change in control, all unvested awards granted under the 2009 Stock Incentive Plan will immediately vest.

2010 Restricted Stock Award Plan

The Capital Southwest Corporation 2010 Restricted Stock Award Plan (the “2010 Restricted Stock Award Plan”) was approved by our shareholders in July 2011 and is administered by the Committee. The Plan permits awards in the form of restricted stock.  As of March 31, 2015, there were 31,240 shares of our common stock available for further issuance under the 2010 Restricted Stock Award Plan.  The Board is asking the shareholders of the Company to approve at the Annual Meeting an amendment to the 2010 Restricted Stock Award Plan that will increase the maximum number of shares of our common stock that may be issued pursuant to restricted stock awards under the 2010 Restricted Stock Award Plan from 188,000 shares to 638,000 shares. See “Proposal Three: Approval of the Second Amendment to the 2010 Restricted Stock Award Plan,” beginning on page 38.

If a participant’s employment is terminated for any reason, including retirement, other than death or disability, the participant’s unvested restricted stock awards shall be forfeited. If a participant’s employment is terminated due to death or disability or if a change in control (as defined in the 2010 Restricted Stock Award Plan) occurs, the participant’s unvested restricted stock awards will vest immediately.

Participants who have received restricted stock awards will receive dividends and will have voting rights with respect to such shares.

GRANTS OF PLAN-BASED AWARDS FOR NAMED EXECUTIVE OFFICERS

The following table sets forth certain information with respect to each grant of a plan-based award to our named executive officers in the fiscal year ended March 31, 2015.

Name	Grant Date	Stock Awards: Number of Shares of Stock	Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards (per share)	Grant Date Fair Value of Stock and Option Awards
Joseph B. Armes	8/28/2014	42,000	-	-	$637,980	(1)
	8/28/2014	-	86,333	$36.60	$499,868	(2)
Bowen S. Diehl	8/28/2014	42,000	-	-	$637,980	(1)
	8/28/2014	-	86,334	$36.60	$499,874	(2)
Christopher J. Mudd	-	-	-	-	-
Kelly Tacke	8/28/2014	43,000	-	-	$653,170	(1)
	8/28/2014	-	86,333	$36.60	$499,868	(2)

(1)	The 2015 restricted stock awards are subject to reduction under the executive compensation plan. Monte Carlo simulation was utilized to develop the grant date fair value for 2015 restricted stock awards.
(2)	These amounts represent the grant date fair value of stock option awards using Black-Scholes pricing model in accordance with ASC 718 based on the closing price of our common stock on the date of grant.

On August 28, 2014, the Board adopted an executive compensation plan consisting of nonqualified stock options, restricted stock and cash incentive awards intended to align the compensation of the Company’s executive officers with the Company’s key strategic objective of increasing the market value of the Company’s shares through a transformative transaction, such as the proposed spin-off of the Company’s industrial products, coatings, sealants and adhesives and specialty chemicals businesses, for the benefit of the Company’s shareholders. Under this plan, Mr. Armes, Mr. Diehl and Ms. Tacke will share in a payout equal to six percent of the accretion in aggregate value of the Company’s shares realized from the grant date through the date of measurement date on the 90th day following consummation of the transformative transaction, or the Determination Date. The Determination Date value accretion will equal the excess of the aggregate value of the then outstanding Company and spin-off company’s shares together with interim dividends paid on the Company’s shares over the aggregate value of the Company’s shares on the grant date ($557,353,318, based on a grant date closing price of $36.16 per share).

Any payments under this plan that are less than $22.5 million in the aggregate will be divided evenly among Mr. Armes, Mr. Diehl and Ms. Tacke.  Any payments in excess of $22.5 million will be allocated as follows: Mr. Armes, 50%; Mr. Diehl, 25% and Ms. Tacke, 25%. The allocation of this incentive compensation opportunity was made by the Board at the recommendation of Mr. Armes. The awards vest and become payable in thirds, with one‑third vesting on the Determination Date, another third vesting on the first anniversary of the Determination Date, and the remaining third vesting on the second anniversary of the Determination Date.

The equity awards payable under the executive compensation plan will include both Capital Southwest and spin-off company options and restricted shares.  The cash bonuses will be payable by the Company.  The Company, however, reserves the right, in its sole discretion, to terminate the cash incentive award or to reduce the amount payable thereunder at any time prior to the Determination Date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth certain information with respect to the outstanding equity awards held by our named executive officers as of March 31, 2015.

	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price(1)	Option expiration date	Number of shares of stock that have not vested(2)	Market value of shares of stock that have not vested(3)
Joseph B. Armes	6,000	24,000	$37.02	7/15/2023	46,000	$2,135,320
	-	86,333	36.60	8/28/2024
Bowen S. Diehl	6,000	24,000	34.91	3/17/2024	46,000	2,135,320
		86,334	36.60	8/24/2024
Christopher J. Mudd	-	-	-	-	-	-
Kelly Tacke	5,000	20,000	33.52	1/20/2024	46,200	2,144,604
	-	86,333	36.60	8/28/2024

(1)	Represents the closing price on the date of grant.
(2)	With respect to Mr. Armes, 1,000 shares of restricted stock will vest on July 15, 2015 and on each of the next three anniversaries. With respect to Mr. Diehl, 1,000 shares of restricted stock will vest on March 17, 2016 and on each of the next three anniversaries. With respect to Ms. Tacke, 800 shares of restricted stock will vest on November 18, 2015 and on each of the next three anniversaries. In addition, 42,000 shares (for Mr. Armes and Mr. Diehl) and 43,000 shares (for Ms. Tacke) will vest one-third on the 90th day following a transformative transaction, one-third on the first anniversary of the transformative transaction and one-third on the second anniversary of the transformative transaction.
(3)	The value of the non-vested restricted stock was computed by multiplying the number of non-vested shares of restricted stock by $46.42, the closing stock price on March 31, 2015, the last trading day of the Company’s 2015 fiscal year.

OPTION EXERCISES AND STOCK VESTED

The following table provides information regarding the vesting of restricted stock held by each of our named executive officers for the fiscal year ended March 31, 2015.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Joseph B. Armes	-	-	1,000	$35,960
Bowen S. Diehl	-	-	1,000	$48,500
Christopher J. Mudd	-	-	-	-
Kelly Tacke	-	-	800	$32,336

(1)	The value realized equals the number of shares multiplied by closing price on the vesting date.

PENSION BENEFITS

The following table sets forth information about the pension benefits attributable to our named executive officers as of March 31, 2015, and any pension benefit payments to them during the year ended March 31, 2015. Mr. Mudd was not eligible to participate in either our qualified Retirement Plan or Restoration Plan in the fiscal year ended March 31, 2015.

Name	Plan Name	Number of Years Credited Service	Present Value Of Accumulated Benefits as of 3/31/15	Payments During Last Fiscal Year ($)
Joseph B. Armes	Retirement Plan	1.750	$79,260	-
	Restoration Plan	1.750	$51,709	-
Bowen S. Diehl	Retirement Plan	1.000	$34,479	-
	Restoration Plan	1.000	$13,931	-
Christopher J. Mudd	-	-	-	-
Kelly Tacke	Retirement Plan	1.333	$60,458	-
	Restoration Plan	1.333	$13,134	-

The retirement plan for employees of the Company and our affiliates is a non-contributory defined benefit pension plan providing annual retirement benefits to eligible employees. The Company assumes that retirement occurs at age 65 and that benefits are payable only during the employee’s lifetime. The amount of the monthly retirement benefit payable beginning at age 65 is calculated as follows: (a) 1.2% of the final average monthly compensation in the five successive calendar years out of the last ten completed calendar years that gives the highest average; (b) multiplied by years of credited service (not in excess of 40 years); (c) plus 0.65% of that portion of the final average monthly compensation which exceeds Social Security covered compensation in effect on the date of retirement times the employee’s credited service (not in excess of 35 years).

Benefits provided under the retirement plan are based on compensation up to a maximum annual limit under the Code (which was $260,000 calendar year 2014). In addition, benefits provided under the retirement plan may not exceed a benefit annual limit under the Code (which was $210,000 payable as a single life annuity beginning at normal retirement age in calendar year 2014).  Benefits under the restoration plan provide the difference when the benefit is computed without plan limitations.

The actuarial present value of the accumulated benefit obligation to each named executive officer was determined based on the mortality table and discount rate assumptions utilized in our audited financial statements for the year ended March 31, 2015 and other respective measurement dates for previous years.

None of our named executive officers is currently eligible for early retirement.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table quantifies potential compensation that would have become payable to each of our named executive officers under severance agreements, Individual Incentive Award agreements and Company plans and policies (as in effect on March 31, 2015) if their employment had terminated on March 31, 2015, given the named executive officer’s base salary on that date and the closing price of our common stock on March 31, 2015. In addition, the table quantifies the compensation that would have become payable to each of our named executive officers assuming that a change in control of the Company had occurred on March 31, 2015, and determining any amounts that would be payable under the employment agreements in effect as of that date.

	Cash Payments	Acceleration of Equity Awards	Total
Joseph B. Armes
Termination for Cause	$-	$-	$-
Termination without Cause	-	-	-
Death or Disability	222,698	1,073,390	1,296,088
Change in Control	-	1,073,390	1,073,390
Bowen S. Diehl
Termination for Cause	-	-	-
Termination without Cause	-	-	-
Death or Disability	61,951	1,124,040	1,185,991
Change in Control	-	1,124,040	1,124,040
Christopher J. Mudd
Termination for Cause	-	-	-
Termination without Cause	275,000	-	275,000
Death or Disability	275,000	-	275,000
Change in Control	-	-	̶
Kelly Tacke
Termination for Cause	-	-	-
Termination without Cause	-	-	-
Death or Disability	25,813	1,105,790	1,131,603
Change in Control	-	1,105,790	1,105,790

DIRECTOR COMPENSATION

The following table sets forth the compensation paid by us to our non-employee directors for the fiscal year ended March 31, 2015. During the fiscal year ended March 31, 2015, we did not grant any equity awards or pay or accrue any pension or retirement benefits for our non-employee directors.

Name	Fees Earned or Paid in Cash	Total
David R. Brooks	$102,000	$102,000
Samuel B. Ligon	102,000	102,000
T. Duane Morgan	102,000	102,000
Jack D. Furst	102,000	102,000
William R. Thomas III	102,000	102,000
John H. Wilson	102,000	102,000

In addition to reimbursement of travel expenses for attendance at Board meetings, a director who is not our employee receives an annual fee of $102,000 for service as a director.  The Company does not pay any additional fees for committee service by our directors.  Messrs. Brooks, Ligon, Morgan, Furst and Wilson chose to purchase shares of Company common stock with 50% of their annual fee.

PROPOSAL TWO: APPROVAL OF THE SECOND AMENDMENT TO
THE 2009 STOCK INCENTIVE PLAN

The Company’s shareholders previously approved the 2009 Stock Incentive Plan on July 20, 2009. The Board recommends that shareholders vote to approve an amendment to the 2009 Stock Incentive Plan (the “2009 Plan Amendment”) to permit issuance of options to purchase up to 120,000 shares of our common stock to any plan participant during any calendar year.  Except for such change, the Board proposes no other changes to the 2009 Stock Incentive Plan.

Purpose of Amendment

On August 28, 2014, the Board adopted an executive compensation plan consisting of nonqualified stock options, restricted stock and cash incentive awards intended to align the compensation of the Company’s executive officers with the Company’s key strategic objective of increasing the market value of the Company’s shares through a transformative transaction, such as the proposed spin-off of the Company’s industrial products, coatings, sealants and adhesives and specialty chemicals businesses, for the benefit of the Company’s shareholders, as described under the heading  “Compensation Discussion and Analysis—Transformative Transaction-Related Compensation.”  The executive compensation plan included grants to Mr. Armes, Mr. Diehl and Ms. Tacke of options to acquire, respectively, 86,333, 86,334 and 86,333 shares of our common stock, representing all remaining options available for grant under the 2009 Stock Incentive Plan. The allocation of this incentive compensation opportunity was made by the Board at the recommendation of Mr. Armes. Additionally, earlier in 2014, Mr. Diehl and Ms. Tacke were granted options to purchase 30,000 and 25,000 shares, respectively, of our common stock in connection with their acceptance of employment with the Company.

The 2009 Stock Incentive Plan limits the number of stock options that can be granted to any participant in any calendar year to 75,000.  The grants issued to Mr. Armes, Mr. Diehl and Ms. Tacke in calendar 2014 exceed that limitation.  To accommodate the option grants under the executive compensation plan, the Board has amended the 2009 Stock Incentive Plan to increase that limitation to 120,000 shares, subject to receipt of the requisite approval of our shareholders.

If the 2009 Plan Amendment described in this Proposal Two is not approved, then the Board will reduce the number of stock options previously granted to Mr. Armes, Mr. Diehl and Ms. Tacke under the executive compensation plan and will correspondingly increase the cash bonus award portion of the executive compensation plan payable to each of them.

Vote Required

The 2009 Plan Amendment will be approved by shareholders if holders of a majority of the shares present in person or represented by proxy at the Annual Meeting vote in favor of the action.   Abstentions on this Proposal Two have the same effect as a vote against this proposal.

Board Recommendation

The Board recommends that you vote “FOR” the approval of the 2009 Plan Amendment described in this Proposal Two.

Material Summary of the 2009 Stock Incentive Plan (As Proposed to Be Amended)

Purpose

The purpose of the 2009 Stock Incentive Plan is to further our long-term financial success by attracting and retaining employees and directors through the use of awards that promote and recognize our financial success and growth. We believe that ownership of options for our stock will stimulate the efforts of our employees and directors by further aligning their interests with the interests of our shareholders.

Term

Shareholders approved the 2009 Stock Incentive Plan on July 20, 2009. The 2009 Stock Incentive Plan will terminate on July 20, 2019, although the Board may, in its discretion, terminate the 2009 Stock Incentive Plan at any time. In either event, termination will not affect the rights of participants under any awards then outstanding under the 2009 Stock Incentive Plan.

Administration

The 2009 Stock Incentive Plan will be administered by the Committee. The Committee has the power to select 2009 Stock Incentive Plan participants and to grant stock options on terms the Committee considers appropriate. In addition, the Committee has the authority to interpret the 2009 Stock Incentive Plan, to adopt, amend or waive rules or regulations for the 2009 Stock Incentive Plan’s administration, and to make all other determinations for administration of the 2009 Stock Incentive Plan.

Eligibility

Subject to the terms of the 2009 Stock Incentive Plan, all employees and non-employee directors shall be eligible to receive awards under the 2009 Stock Incentive Plan.  There are currently 17 employees of the Company and 6 non-employee directors.

New Plan Benefits

All possible awards under the 2009 Stock Incentive Plan have been awarded.  The following table provides the option grants that have been made subject to shareholder approval.

NEW PLAN BENEFITS

2009 Stock Incentive Plan
Name and Position	Grant Date Fair Value of Option Awards (1)	Number of Securities Underlying Options
Joseph B. Armes	$5.79	11,333
Bowen S. Diehl	$5.79	41,334
Christopher J. Mudd	-	-
Kelly Tacke	$5.79	36,333
Executive Group	$5.79	89,000
Non-Executive Director Group	-	-
Non-Executive Officer Employee Group	-	-

(1)
These amounts represent the grant date fair value of stock option awards using Black-Scholes pricing model in accordance with ASC 718 based on the closing price of our common stock on the date of grant.

Stock Options

Stock options granted under the 2009 Stock Incentive Plan may be incentive stock options or non-statutory stock options. A stock option entitles the participant to purchase shares of common stock at the exercise price. The Committee will set the exercise price at the closing price of our shares of common stock on the date of grant of the option. The exercise price of an incentive stock option cannot be less than 100% of the fair market value of the Company’s shares on the date of grant, provided that if the participant owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price of an incentive stock option shall not be less than 110% of the fair market value of the Company’s shares on the date of grant. The 2009 Stock Incentive Plan provides that the exercise price of non-statutory stock option awards cannot be less than 100% of the fair market value of the Company’s shares on the date of grant. The option exercise price may be paid in cash or with shares of our common stock, or a combination of cash and our common stock, if permitted under the participant’s option agreement. Non-statutory and incentive stock options may be exercised at times and subject to conditions as may be prescribed by the Committee, provided they will not be exercisable after 10 years from the grant date.  However, if a recipient of incentive stock options owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, then the incentive stock options will not be exercisable after 5 years from the date of grant.

Termination

Non-Statutory Stock Options

If the employment of a recipient of non-statutory stock options is terminated for any reason other than death or disability or for cause, the recipient’s vested non-statutory stock options will remain exercisable for one month following the date of termination. Non-vested non-statutory stock options will be forfeited on the date of termination. If employment ended due to death or disability, the recipient’s vested non-statutory stock options will remain exercisable for six months following the date of termination. Non-vested non-statutory stock options will be forfeited on the date of termination. If the employment of a recipient of non-statutory stock options is terminated for cause, all non-statutory stock options will be forfeited on the date of termination.

Incentive Stock Options

If the employment of a recipient of incentive stock options is terminated due to death or disability, the recipient’s vested incentive stock options will remain exercisable for six months following the date of termination. Non-vested incentive stock options will be forfeited on the date of termination. If the employment of a recipient of incentive stock options is terminated for cause, all incentive stock options will be forfeited on the date of termination.

Change in Control

Upon a change in control, all unvested awards granted under the 2009 Stock Incentive Plan, will immediately vest.

“Change in Control” under the 2009 Stock Incentive Plan means:

•	the date any one person, or more than one “person” acting as a group, acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person(s)) ownership of common stock possessing 51% or more of the total voting power of the common stock of the Company;

•	individuals who at any time during the term of the 2009 Stock Incentive Plan constitute the board of directors of the Company (the “2009 Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election or nomination for election was approved by a vote of at least 75% of the directors comprising the 2009 Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this provision considered as though such person were a member of the 2009 Incumbent Board;

•	any consolidation or merger to which the Company is a party, if following such consolidation or merger, shareholders of the Company immediately prior to such consolidation or merger shall not beneficially own securities representing at least 51% of the combined voting power of the outstanding voting securities of the surviving or continuing corporation; or

•	any sale, lease, exchange or other transfer (in one transaction or in a series of related transactions) of all, or substantially all, of the assets of the Company, other than to an entity (or entities) of which the Company or the shareholders of the Company immediately prior to such transaction beneficially own securities representing at least 51% of the combined voting power of the outstanding voting securities.

Transferability

In general, awards granted under the 2009 Stock Incentive Plan may not be assigned, transferred, pledged or otherwise encumbered by a participant, other than by will or the laws of descent and distribution.

Shares Subject to the 2009 Stock Incentive Plan

The 2009 Stock Incentive Plan originally made available up to 560,000 stock options for issuance.  Under this plan, there are currently 370,000 stock options granted and outstanding, of which 142,334 stock options will be held by employees remaining with the Company subsequent to the proposed spin-off. The maximum number of shares with respect to which stock options may be granted in any calendar year to any participant is 120,000 shares. The maximum number of shares with respect to which qualified-performance based awards may be granted in any 12-month period to any participant is 25,000 shares.

In general, if any stock option granted terminates, expires or lapses for any reason other than as a result of being exercised, or if shares issued pursuant to the 2009 Stock Incentive Plan are forfeited, the common stock subject to the forfeited stock option will be available for further grants of stock options.

Securities Currently Available to be Issued

As of June 26, 2015, there were 4,000 shares available to be issued under the 2009 Stock Incentive Plan. The Compensation Committee does not intend to grant additional stock options under the 2009 Stock Incentive Plan or request shareholders’ approval of additional stock options to be added to the 2009 Stock Incentive Plan.

Certain Federal Income Tax Consequences

Stock Options

Generally, no federal income tax liability is incurred by a participant at the time a stock option is granted. If the stock option is an incentive stock option, no income will be recognized upon the participant’s exercise of the stock options, provided holding periods required by the tax laws are satisfied. Income is recognized by a participant when he or she disposes of shares acquired under an incentive stock option. The exercise of a non-statutory stock option generally is a taxable event that requires the participant to recognize, as ordinary income, the difference between the shares’ fair market value and the option exercise price.

We will be entitled to claim a federal business expense tax deduction upon the exercise of a non-statutory stock option. The amount of the deduction is equal to the ordinary income recognized by the participant. We generally will not be entitled to a federal income tax deduction upon certain disqualifying dispositions of stock acquired upon the exercise of an incentive stock option.

Changes in Capitalization and Similar Changes

In the event of any changes in the outstanding shares of common stock by reason of any stock dividend, stock split, recapitalization or otherwise, the aggregate number of shares of common stock reserved under the 2009 Stock Incentive Plan and the terms, exercise price and number of shares of any outstanding options or awards will be equitably adjusted by the Committee in its discretion to preserve the benefits of the options or awards for 2009 Stock Incentive Plan participants. In connection with the proposed spin-off of the Company’s industial products, coatings, sealants and adhesives and specialty chemical businesses in fiscal year 2016, all outstanding stock options held by Capital Southwest employees will be adjusted to represent both Capital Southwest and CSW Industrials, Inc.

PROPOSAL THREE: APPROVAL OF THE SECOND AMENDMENT TO
THE 2010 RESTRICTED STOCK AWARD PLAN

The Company’s shareholders previously approved the 2010 Restricted Stock Award Plan on July 18, 2011. The Board recommends that shareholders vote to approve an amendment to the 2010 Restricted Stock Award Plan at the Annual Meeting (the “2010 Plan Amendment”) to increase the shares of our common stock available for issuance under the 2010 Restricted Stock Award Plan by 450,000 shares.  Except for such change, the Board proposes no other changes to the 2010 Restricted Stock Award Plan.

Purpose of the Amendment

The purpose of the 2010 Plan Amendment is to increase the shares of our common stock under the 2010 Restricted Stock Award Plan by 450,000 shares (the “Proposed Increase”), increasing the shares under the 2010 Restricted Stock Award Plan from 188,000 shares, on a post-split basis, to 638,000 shares. Prior to the Proposed Increase, there are 31,240 shares currently available to be granted under the 2010 Restricted Stock Award Plan.  The Proposed Increase would increase the shares available to be granted to 481,240.  No distribution or allocation of these new shares is determinable at this time.  Future awards under the 2010 Restricted Stock Award Plan will be made at the sole discretion of the Compensation Committee.

In developing this proposal, the Compensation Committee considered the total compensation opportunity available to employees of the Company following the completion of the proposed spin-off of the Company’s industrial products, coatings, sealants and adhesives and specialty chemicals businesses in fiscal year 2016 and sought to closely align the long-term incentives of the employees with the long-term interests of the Company’s shareholders in a manner consistent with a yield-oriented credit investment strategy and at levels consistent with market data provided by Longnecker & Associates.  The Compensation Committee and the Board concluded that restricted stock most closely aligned the interests of the employees with that of the Company’s shareholders as restricted stock participates in dividends and stock appreciation, both significant components of delivering value to the Company’s shareholders over the long term.  The Compensation Committee intends for restricted stock granted under the 2010 Restricted Stock Plan to be the sole long-term incentive compensation, replacing the historical use of stock options, Individual Incentive Awards and ESOP contributions. The Compensation Committee intends that no further Individual Incentive Awards, stock options or ESOP contributions will be made.

In determining the size of the Proposed Increase, the Compensation Committee and the Board considered the long-term incentive programs of comparable internally managed business development companies in structuring the Company’s future long-term incentive awards.  The Compensation Committee and the Board also considered the total number of shares of restricted stock available for issuance, after the addition of the Proposed Increase, as a percentage of the fully diluted shares outstanding of the Company, and compared the resulting percentage to that of other internally managed business development companies.  The Committee believes the current proposal is competitive with, and sized appropriately compared to, the long-term incentive programs offered by other internally managed business development companies and would be sufficient to motivate each employee to achieve our objectives following the proposed spin-off. The Board expects that the Proposed Increase would be sufficient to cover anticipated grants of restricted stock over the next three to four years.  The Board also expects that future restricted stock awards will have vesting periods of not less than four years.

Vote Required

The 2010 Plan Amendment will be approved by shareholders if holders of a majority of the shares present in person or represented by proxy at the Annual Meeting vote in favor of the action.   Abstentions on this Proposal Three have the same effect as a vote against this proposal.

Board Recommendation

The Board recommends that you vote “FOR” the approval of the 2010 Plan Amendment described in this Proposal Three.

Material Summary of the 2010 Restricted Stock Award Plan (As Proposed to Be Amended)

Purpose

The purpose of the 2010 Restricted Stock Award Plan is to further our long-term financial success by attracting and retaining employees through the use of awards that promote and recognize our financial success and growth.  We believe that ownership of our stock will stimulate the efforts of our employees by further aligning their interests with the interests of our shareholders.

Term

Shareholders approved the 2010 Restricted Stock Award Plan on July 18, 2011. The 2010 Restricted Stock Award Plan will terminate on July 18, 2021, although the Board may, in its discretion, terminate the 2010 Restricted Stock Award Plan at any time. In either event, termination will not affect the rights of participants under any awards then outstanding under the 2010 Restricted Stock Award Plan.

Administration

The 2010 Restricted Stock Award Plan will be administered by the Committee.  The Committee has the power to select plan participants and to grant restricted stock awards on terms the Committee considers appropriate.  In addition, the Committee has the authority to interpret the 2010 Restricted Stock Award Plan, to adopt, amend or waive rules or regulations for the 2010 Restricted Stock Award Plan’s administration, and to make all other determinations for administration of the 2010 Restricted Stock Award Plan.

Eligibility

Subject to the terms of the 2010 Restricted Stock Award Plan, all employees shall be eligible to receive restricted stock awards under the 2010 Restricted Stock Award Plan.  There are currently 17 employees of the Company.

New Plan Benefits

Future awards under the 2010 Restricted Stock Award Plan are subject to the discretion of the Committee, therefore, the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future. Therefore, the New Plan Benefits Table is not provided.

Previously Awarded Restricted Shares

The following table sets forth, for the named executive officers and certain other groups, all restricted stock awards granted for the fiscal year ended March 31, 2015.

NEW PLAN BENEFITS

2010 Restricted Stock Award Plan
Name and Position	Dollar Value (1)	Number of Shares of Stock
Joseph B. Armes	$637,980	42,000
Bowen S. Diehl	$637,980	42,000
Christopher J. Mudd	-	-
Kelly Tacke	$653,170	43,000
Executive Group	$1,929,130	127,000
Non-Executive Director Group	-	-
Non-Executive Officer Employee Group	-	-

(1)
The 2015 restricted stock awards held by the awardee are subject to reduction under the executive compensation plan. Monte Carlo simulation was utilized to develop the grant date fair value for 2015 restricted stock awards.

Restricted Stock

The 2010 Restricted Stock Award Plan permits the grant of restricted stock awards to participants.  A restricted stock award may be, but is not required to be, forfeitable or otherwise restricted until certain conditions are satisfied.  These conditions may include, for example, a requirement that the participant complete a specified period of service or that certain objectives be achieved. The objectives may be based on overall Company performance, performance of a subsidiary or an individual. Any restriction imposed on a restricted stock award will be determined by the Committee.

The Committee may grant awards subject to management objectives that are either intended or not intended to qualify as qualified performance-based awards under Section 162(m) of the Code. Management objectives applicable to any award intended to qualify as qualified performance-based awards under Section 162(m) of the Code must be based on one or more, or a combination, of the following criteria:

•	economic value added (as determined by the Committee);

•	achievement of profit, loss or expense ratio;

•	cash flow;

•	book value;

•	sales of products;

•	net income (either before or after taxes);

•	operating earnings;

•	return on capital;

•	return on net assets;

•	return on shareholders’ equity;

•	return on assets;

•	shareholder returns;

•	productivity;

•	expenses;

•	margins;

•	operating efficiency;

•	customer satisfaction;

•	earnings per share;

•	price per share of common stock; and

•	and market share;

any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

Restricted stock awards granted under the 2010 Restricted Stock Award Plan will receive dividends or distributions made on the common stock of the Company and recipients of restricted stock awards will be entitled to vote their restricted shares. Recipients of qualified performance-based awards will not receive dividends or distributions as they are made by the Company. Recipients of these awards will receive a cash payment equal to the aggregate cash dividends and the number of shares equal to any stock dividends that the recipient would have received if the recipient had owned the vested shares during the vesting period.

Termination

If the employment of a recipient of restricted stock awards is terminated for any reason other than death or disability, the recipient’s unvested restricted stock will be forfeited on the date of termination. If employment ended due to death or disability, the recipient’s unvested restricted stock, including any subject to performance goals, will immediately vest.

Change in Control

Upon a change in control, all unvested awards granted under the 2010 Restricted Stock Award Plan, will immediately vest.

“Change in Control” under the 2010 Restricted Stock Award Plan means:

•	the date any one person, or more than one “person” acting as a group, acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person(s)) ownership of common stock possessing 51% or more of the total voting power of the common stock of the Company;

•	individuals who at any time during the term of the 2010 Restricted Stock Award Plan constitute the board of directors of the Company (the “2010 Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election or nomination for election was approved by a vote of at least 75% of the directors comprising the 2010 Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this provision considered as though such person were a member of the 2010 Incumbent Board;

•	any consolidation or merger to which the Company is a party, if following such consolidation or merger, shareholders of the Company immediately prior to such consolidation or merger shall not beneficially own securities representing at least 51% of the combined voting power of the outstanding voting securities of the surviving or continuing corporation; or

•	any sale, lease, exchange or other transfer (in one transaction or in a series of related transactions) of all, or substantially all, of the assets of the Company, other than to an entity (or entities) of which the Company or the shareholders of the Company immediately prior to such transaction beneficially own securities representing at least 51% of the combined voting power of the outstanding voting securities.

Transferability

In general, awards granted under the 2010 Restricted Stock Award Plan may not be assigned, transferred, pledged or otherwise encumbered by a participant, other than by will or the laws of descent and distribution.

Shares Subject to the 2010 Restricted Stock Award Plan

The 2010 Restricted Stock Award Plan makes available up to 188,000 shares of our common stock for the issuance of restricted stock awards to 2010 Restricted Stock Award Plan participants. The total number of shares that may be outstanding as restricted stock under all of the Company’s compensation plans shall not exceed 10% of the outstanding shares of the Company on the effective date of the 2010 Restricted Stock Award Plan plus 10% of the shares issued or delivered by the Company (other than pursuant to any employee compensation plans) during the term of the 2010 Restricted Stock Award Plan. Additionally, the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights, together with any restricted stock issued pursuant to the 2010 Restricted Stock Award Plan (collectively, the “Outstanding Awards”) and any other plan of the Company at the time of issuance may not exceed 25% of the outstanding voting securities of the Company.  If the Outstanding Awards would exceed 15% of the outstanding voting securities of the Company, then the total amount of voting securities at the time of issuance may not exceed 20% of the outstanding voting securities of the Company. The maximum number of shares with respect to which qualified-performance based awards may be granted in any calendar year to any participant is 25,000 shares. To date, 156,760 restricted stock awards have been granted under the 2010 Restricted Stock Award Plan.

Securities Currently Available to be Issued

As of June 26, 2015, there were 31,240 shares available to be issued under the 2010 Restricted Stock Award Plan.

Certain Federal Income Tax Consequences

Federal income tax is incurred on the award of restricted stock when the stock first becomes transferable or is no longer subject to a substantial risk or forfeiture, unless the recipient of the restricted stock makes a Section 83(b) election to have the grant taxed as compensation income at fair market value on the date of grant.  At that time, the employee recognizes income equal to the fair market value of the common stock.

Changes in Capitalization and Similar Changes

In the event of any changes in the outstanding shares of common stock by reason of any stock dividend, stock split, recapitalization or otherwise, the aggregate number of shares of common stock reserved under the 2010 Restricted Stock Award Plan and the terms, exercise price and number of shares of any outstanding options or awards will be equitably adjusted by the Committee in its discretion to preserve the benefits of the options or awards for 2010 Restricted Stock Award Plan participants. In connection with the proposed spin-off of the Company’s industial products, coatings, sealants and adhesives and specialty chemical businesses in fiscal year 2016, all outstanding stock options held by Capital Southwest employees will be adjusted to represent both Capital Southwest and CSW Industrials, Inc.

PROPOSAL FOUR: ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

We are asking our shareholders to provide advisory approval of the compensation of our current named executive officers, as we described in the “Compensation Discussion and Analysis” section of this proxy statement. While this vote is advisory and non-binding, it will provide information to the Compensation Committee regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for fiscal 2016 and beyond. Based upon the shareholder vote received at our 2012 annual meeting, we will be requesting our shareholders to vote annually (on a non-binding basis) on executive compensation.

The Compensation Committee strives to attract, retain and motivate exceptional executives, to reward past performance and provide incentives for future performance and to align executive’s long-term interests with the interests of our shareholders. To achieve these objectives, the Compensation Committee expects to implement and maintain compensation plans that tie a substantial portion of executive’s overall compensation to key strategic financial and operational goals such as maintaining and growing our portfolio. It is always the intention of the Compensation Committee that our executive officers be compensated competitively and consistent with our strategy, sound corporate governance principles and shareholder interests and concerns.

The Board recommends that shareholders approve the program by approving the following advisory resolution:

“RESOLVED, that the shareholders of Capital Southwest Corporation approve, on an advisory basis, the compensation of the individuals identified in the Summary Compensation Table, as disclosed in the proxy statement relating to the 2015 fiscal year pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis section, the compensation tables and the accompanying footnotes and narratives within the Executive Compensation section of the proxy statement).”

Vote Required

The approval of this advisory resolution requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting.  Abstentions and broker non-votes on this Proposal Three have the same effect as a vote against this proposal.

Board Recommendation

The Board recommends that you vote “FOR” the approval of the advisory resolution set forth in this Proposal Four.

PROPOSAL FIVE: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Audit Committee, in accordance with its charter, has appointed the firm of Grant Thornton LLP as the independent registered accounting firm to audit our financial statements for the fiscal year ending March 31, 2016.  We are asking the shareholders to ratify the appointment of Grant Thornton LLP as our independent registered accounting firm for the fiscal year ending March 31, 2016.  In order to ratify the appointment of Grant Thornton LLP as our independent registered accounting firm for the year ending March 31, 2016, the proposal must receive the favorable vote of a majority of the shares represented in person or by proxy at the annual meeting.  If shareholders fail to ratify the appointment, the Audit Committee may, but is not required to, reconsider the appointment.

A representative of Grant Thornton LLP will be present at the annual meeting and will have the opportunity to make a statement regarding our financial statements for the fiscal year ended March 31, 2015 and is expected to be available to respond to appropriate questions you may have.

Audit and Other Fees

The following table sets forth fees for services rendered by Grant Thornton LLP for the fiscal years ended March 31, 2015 and March 31, 2014 as of the date of this proxy statement.

Service	2015	2014
Audit Fees (1)	$167,500	$151,725
Audit Related Fees (2)	309,823	13,500
Tax Fees (3)	54,835	63,755
All Other Fees	-	-
Total Fees	$532,158	$228,980

(1)	Represents fees for the audit of our annual financial statements, internal controls and review of our quarterly financial statements and audit services provided in connection with our statutory and regulatory filings.
(2)	Audit-related fees for the fiscal year ended March 31, 2015 consist of $295,923 of professional service fees in connection with the audit of the proposed spin-off of Capital Southwest’s industrial products, coatings, sealants and adhesives and specialty chemical businesses into a standalone publicly traded company as of June 25, 2015. In addition, $13,900 was relating to professional services provided in connection with the audit of our qualified pension plan for our employees and certain of our wholly-owned portfolio companies. Audit-related fees for the fiscal year ended March 31, 2014 consist of $13,500 relating to professional services provided in connection with the audit of our qualified pension plan for our employees and certain of our wholly-owned portfolio companies.
(3)	Represents fees for services provided in connection with tax compliance, tax advice and tax planning.

The Audit Committee has determined that the provision of non-audit services by Grant Thornton LLP is compatible with maintaining Grant Thornton’s independence.  At its regularly scheduled and special meetings, the Audit Committee considers and pre-approves any audit and non-audit services to be performed by our independent accountants, Grant Thornton LLP.  In accordance with its charter, the Audit Committee approves in advance all audit and tax services to be provided by Grant Thornton LLP. During the fiscal year 2015, all services were pre‑approved by the Audit Committee in accordance with this policy.

Board Recommendation

The Board recommends that you vote “FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered accounting for fiscal 2016 described in this Proposal Five.

AUDIT COMMITTEE REPORT

The Audit Committee is currently composed of three members of the Board. Each member is an independent director as required by Sarbanes-Oxley and NASDAQ. The Audit Committee operates under a written charted adopted by the Board and reviewed annually by the Audit Committee. The charter is available on the Company’s website at http://www.capitalsouthwest.com/pdf/audit-committee-charter.pdf.

The Audit Committee oversees the Company’s financial reporting process and system of internal control over financial reporting on behalf of the Board. Management is responsible for preparing the Company’s financial statements and the Company’s reporting process, including the Company’s system of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited consolidated financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of the valuation of securities and other significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing, and does not provide any expert or other special assurance as to such financial statements concerning compliance with the laws, regulations or accounting principles generally accepted in the United States (“GAAP”). The Audit Committee relies, without independent verification, on the information provided to them and on the representations made by management and the Company’s independent registered public accounting firm.

The Company’s independent registered public accounting firm, Grant Thornton LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and for expressing an opinion on the conformity of those audited financial statements with GAAP. The Audit Committee reviewed with Grant Thornton LLP its judgment as to the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of the valuation of securities and other significant judgments, the clarity of disclosures in the financial statements and such other matters as are required to be discussed with the Audit Committee by Statements on Auditing Standards No. 16, as adopted by the PCAOB in Rule 3200T and by SEC Regulations S-X Rule 2-07, Communications with Audit Committees, as currently in effect. In addition, the Audit Committee discussed with Grant Thornton LLP its independence from management and the Company, including the matters in the written disclosures and letter the Company received from them as required by the Ethics and Independence Rule 3526, and considered the compatibility of non-audit services with their independence.

The Audit Committee discussed with Grant Thornton LLP the overall scope and plans for their audit and also met with them, with and without management present, to discuss the results of their audit, their evaluation of the Company’s system of internal controls over financial reporting and the overall quality of the Company’s financial reporting.

The Audit Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended March 31, 2015 with management and Grant Thornton LLP and also discussed with management and Grant Thornton LLP the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and Sarbanes-Oxley to accompany our periodic filings with the SEC.

Based on the reviews and discussions referred to above and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in the Audit Committee Charter, all of the Audit Committee members, whose names are listed below, recommended to the Board that the Board approve the inclusion of the audited consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended March 31, 2015 for filing with the SEC.

Audit Committee
Samuel Ligon, Chairman
David R. Brooks
Jack D. Furst

OTHER MATTERS

As of the mailing date of this proxy statement, the Board knows of no other matters to be presented at the meeting. Should any of the matters requiring a vote of the shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

Shareholder Proposals for 2016 Annual Meeting

Any shareholder who intends to present a proposal at the annual meeting in the year 2016, and who wishes to have the proposal included in our proxy statement for that meeting, must deliver the proposal to our corporate secretary at 5400 LBJ Freeway, Suite 1300, Dallas, Texas 75240, Attention: Secretary, no later than February 25, 2016. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.

Any shareholder, who intends to bring business to the annual meeting in the year 2016, but not include the proposal in our proxy statement, or to nominate a person to the Board, must also give written notice to our corporate secretary at the address set forth in the preceding paragraph, by May 10, 2016.

OTHER INFORMATION

Expenses for Solicitation of Proxies

In addition to the use of the mails, proxies may be solicited by personal interview and telephone by our directors, officers and employees, who will not receive additional compensation for such services. We will request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by them and will reimburse such persons for forwarding materials.  The cost of soliciting proxies will be borne by us.

Reduce Duplicate Mailings

We are required to provide an annual report and proxy statement or notice of availability of these materials to all shareholders of record. If you have more than one account in your name or at the same address as other shareholders, we or your broker may discontinue mailings of multiple copies. If you wish to receive separate mailings for multiple accounts at the same address, you should mark the designated box on your proxy card. If you are voting by telephone or the Internet and you wish to receive multiple copies, you may notify us at the address and phone number at the end of the following paragraph if you are a shareholder of record or notify your broker or another account holder if you hold your shares through a broker or another account holder.

Once you have received notice from your broker, another account holder or us that they or we will discontinue sending multiple copies to the same address, you will receive only one copy until you are notified otherwise or until you revoke your consent. If you received only one copy of this proxy statement and annual report or notice of availability of these materials and you wish to receive a separate copy for each shareholder at your household, or if, at any time, you wish to resume receiving separate proxy statements or annual reports or notices of availability, or if you are receiving multiple statements and reports and wish to receive only one, please notify your broker or another account holder if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Capital Southwest Corporation, 5400 LBJ Freeway, Suite 1300, Dallas, Texas 75240, Attention: Secretary, or by contacting us at (972) 233-8242, and we will promptly deliver materials as requested.

Annual Report

The Annual Report covering the fiscal year ended March 31, 2015 mailed on or about June 26, 2015 is not deemed a part of the proxy soliciting material.  A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2015, as filed with the SEC, will be mailed to shareholders upon request to Capital Southwest Corporation, 5400 LBJ Freeway, Suite 1300, Dallas, Texas 75240, Attention:  Secretary. A copy of the Form 10-K is available at our website http://ir.capitalsouthwest.com/sec.cfm and the EDGAR version of such report is available at the SEC’s website (www.sec.gov).

Appendix A
2009 Stock Incentive Plan and First Amendment to 2009 Stock Incentive Plan

CAPITAL SOUTHWEST CORPORATION
2009 STOCK INCENTIVE PLAN

1.	PURPOSE

This Plan is intended to foster and promote the long-term financial success of Capital Southwest Corporation and its Subsidiaries (the "Company Group"); to reward performance and to increase shareholder value by providing Participants appropriate incentives and rewards; to enable the Company Group to attract and retain the services of outstanding individuals upon whose judgment, interest and dedication the successful conduct of the Company Group’s businesses are largely dependent; to encourage Participants’ ownership interest in Capital Southwest Corporation; and to align the interests of management and directors with that of the Company’s shareholders.

2.	DEFINITIONS

(a)           "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, as such term is defined in Code Sections 424(e) and 424(f).

(b)           "Award" means, individually or collectively, a grant under the Plan of Non‑Statutory Stock Options, Incentive Stock Options and Restricted Stock Awards.

(c)            "Award Agreement" means a written or electronic agreement evidencing and setting forth the terms of an Award.

(d)           "Board of Directors" means the board of directors of the Company.

(e)            "Cause" means, unless otherwise specified in the Award Agreement or in an employment agreement with any member of Company Group, with respect to a Participant:

(i)	Commission of any act or acts of personal dishonesty intended to result in substantial personal enrichment to the Employee to the detriment of any Company Group member;

(ii)	Conviction of, or entering into a plea of nolo contendere to, a felony;

(iii)
In the case of an Employee, repeated failures to perform his responsibilities that are demonstrably willful and deliberate, provided that such failures have continued for more than 10 days following written notice from the Company of its intent to terminate his employment based on such failures;

(iv)
Intentional, repeated or continuing violation of any of the applicable Company Group member’s policies or procedures that occurs or continues after notice to the Participant that he or she has violated such policy or procedure; or

(v)	Any material breach of a written covenant or agreement with a Company Group member, including the terms of this Plan or any material breach of fiduciary duty to a Company Group member.

A Participant shall be considered to have been discharged for Cause if the Company determines within 30 days after his resignation or discharge that discharge for Cause was warranted.

(f)            "Change in Control" means

(i)
the date any one person, or more than one "person" acting as a group, acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person(s)) ownership of Common Stock possessing 51% or more of the total voting power of the Common Stock of the Company;

(ii)
individuals who at any time during the term of this Agreement constitute the board of directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election or nomination for election was approved by a vote of at least 75% of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (ii) considered as though such person were a member of the Incumbent Board;

(iii)
any consolidation or merger to which the Company is a party, if following such consolidation or merger, shareholders of the Company immediately prior to such consolidation or merger shall not beneficially own securities representing at least 51% of the combined voting power of the outstanding voting securities of the surviving or continuing corporation; or

(iv)
any sale, lease, exchange or other transfer (in one transaction or in a series of related transactions) of all, or substantially all, of the assets of the Company, other than to an entity (or entities) of which the Company or the shareholders of the Company immediately prior to such transaction beneficially own securities representing at least 51% of the combined voting power of the outstanding voting securities.

(g)           "Code" means the Internal Revenue Code of 1986, as amended.

(h)           "Committee" means the Compensation Committee of the Board of Directors.

(i)             "Common Stock" means the Common Stock of the Company, par value, $1.00 per share.

(j)             "Company" means Capital Southwest Corporation, a corporation organized under the laws of the State of Texas, and all successors to it.

(k)            "Covered Employee" means an Employee who is, or is determined by the Committee may become, a "covered employee" within the meaning of Code Section 162(m).

(l)             "Date of Grant" means the date when the Company completes the corporate action necessary to create the legally binding right constituting an Award, as provided in Code Section 409A and the regulations thereunder.

(m)          "Disability" has the meaning set forth in Code Section 22(e)(3).

(n)           "Effective Date" means the date the Plan is approved by the shareholders of the Company.

(o)           "Employee" means any person employed by the Company or a Subsidiary.  Directors who are employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(p)           "Exchange Act" means the Securities Exchange Act of 1934, as amended.

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(q)           "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

(r)            "Fair Market Value" on any date means the market price of Common Stock, determined by the Committee as follows:

(i)
If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the Exchange Act, as amended) or on the NASDAQ National Market System on the date of determination, then the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or NASDAQ National Market System on the date of determination.  If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices of a share on the date of determination;

(ii)
If the Common Stock is listed on a national securities exchange or on the NASDAQ National Market System but no shares of the Common Stock are traded on the date of determination, but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of a share of the Common Stock on the most recent date before the date of determination.  If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination, but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of a share of the Common Stock on the most recent date before the date of determination on which trading occurred.

(iii)
If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate, in accordance with Code Section 409A.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal.  The Committee’s determination of Fair Market Value shall be conclusive and binding on all persons.

(s)            "Incentive Stock Option" means a stock option granted to a Participant pursuant to Section 8 of the Plan that is intended to meet the requirements of Code Section 422.

(t)             "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to Section 7 of the Plan that is not intended to qualify, or does not qualify, as an Incentive Stock Option.

(u)           "Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

(v)           "Outside Director" means a member of the Board of Directors of the Company or a Subsidiary who is not also an Employee of the Company or a Subsidiary.

(w)          "Participant" means any person who holds an outstanding Award.

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(x)            "Performance Criteria" means the criteria the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period.  The Performance Criteria that will be used to establish Performance Goals are limited to the following: economic value added (as determined by the Committee): achievement of profit, loss or expense ratio; cash flow; book value; sales of products; net income (either before or after taxes); operating earnings; return on capital; return on net assets; return on shareholders’ equity; return on assets; shareholder returns; productivity; expenses; margins; operating efficiency; customer satisfaction; earnings per share; price per share of Common Stock; and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.  The Committee shall, within the time prescribed by Code Section 162(m), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(y)           "Performance Goals" means the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary or an individual.  The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period.  The Committee, in its discretion, may, within the time prescribed by Code Section 162(m), adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(z)            "Performance Period" means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.

(aa)         "Plan" means this Capital Southwest Corporation 2009 Stock Incentive Plan.

(bb)        "Qualified Performance-Based Award" means an Award that is intended to qualify as "qualified performance-based compensation" within the meaning of Code Section 162(m) and is designated as a Qualified Performance-Based Award pursuant to Section 12 hereof.

(cc)         "Retirement" with respect to an Employee means Termination of Services which is designated by the Committee as a "retirement" for purposes of the Plan.  With respect to an Outside Director, "Retirement" means termination of service as a member of the Board of Directors of the Company and its Subsidiaries for any reason other than death or Disability.

(dd)        "Share" means a share of Common Stock.

(ee)         "Subsidiary" means any corporation, partnership or other form of unincorporated entity of which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock, if the entity is a corporation; or of the capital or profits interest, if the entity is a partnership or another form of unincorporated entity.

(ff)           "Termination of Service" shall mean the termination of employment of an Employee by the Company and all Subsidiaries or the termination of service by an Outside Director as a member of the Board of Directors of the Company and all Subsidiaries.  A Participant’s service shall not be deemed to have terminated because of a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service.  Furthermore, a Participant’s service with the Company Group shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company or a Subsidiary; provided, however, that if any such leave exceeds 90 days, on the 91st day of such leave the Participant’s service shall be deemed to have terminated unless the Participant’s leave of absence is approved by the Committee.  The Participant’s service shall be deemed to have terminated upon the entity for which the Participant performs service ceasing to be a Subsidiary (or any successor).  Subject to the foregoing, the Company, in its discretion, shall determine whether a Participant’s service has terminated and the effective date of such termination.

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3.	ADMINISTRATION

The Committee shall administer the Plan.  The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board of Directors.  A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non‑employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Code Section 162(m)(4)(C).  The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Company or a Subsidiary who need not be disinterested, that may grant Awards and administer the Plan with respect to Employees, Outside Directors, and other individuals who are not considered officers or directors of the Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Code Section 162(m).

(a)            The Committee shall have the sole and complete authority to:

(i)	determine the individuals to whom Awards are granted, the type and amounts of Awards to be granted and the time of all such grants;

(ii)	determine the terms, conditions and provisions of, and restrictions relating to, each Award granted;

(iii)	interpret and construe the Plan and all Award Agreements;

(iv)	prescribe, amend and rescind rules and regulations relating to the Plan;

(v)	determine the content and form of all Award Agreements;

(vi)	determine all questions relating to Awards under the Plan, including whether any conditions relating to an Award have been met;

(vii)
consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Award or amend the exercise date or dates thereof, provided that the Committee shall not have any discretion or authority to make changes to any Award that is intended to qualify as a Qualified Performance-Based Award to the extent that the existence of such discretion or authority would cause such Award not to so qualify, or to "reprice" any Options within the meaning of Section 18(b) hereof;

(viii)	determine the duration and purpose of leaves of absence that may be granted to a Participant without constituting termination of the Participant’s employment for the purpose of the Plan or any Award;

(ix)	maintain accounts, records and ledgers relating to Awards;

(x)	maintain records concerning its decisions and proceedings;

(xi)	employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable; and

(xii)	do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and to carry out the objectives of the Plan.

The Committee’s determinations under the Plan shall be final and binding on all persons.

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(b)            Each Award shall be evidenced by an Award Agreement containing such provisions as may be approved by the Committee.  Each Award Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of the Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement.  The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan.  In particular, and at a minimum, the Committee shall set forth in each Award Agreement (i) the type of Award granted; (ii) the Exercise Price of any Option or Stock Appreciation Right; (iii) the number of Shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon Shares which may be issued upon exercise of such Award.  The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

4.	TYPES OF AWARDS AND RELATED RIGHTS

The following types of Awards may be granted under the Plan:

(a)            Non-Statutory Stock Options;

(b)            Incentive Stock Options; and

(c)            Restricted Stock Awards.

5.	STOCK SUBJECT TO THE PLAN

(a)            General Limitations.  Subject to adjustment as provided in Section 16 of the Plan, the maximum number of Shares reserved for issuance in connection with Awards under the Plan is 47,000 Shares. Subject to adjustment as provided in Section 16 of the Plan, the maximum number of Shares reserved for issuance as Incentive Stock Options under the Plan is 140,000 Shares.

(b)           Individual Limitations.  Subject to adjustment as provided in Section 15 of the Plan:

(i)	the maximum number of Shares with respect to which Options may be granted to any individual during any one calendar year is 18,750 Shares; and

(ii)	in no event may Qualified Performance-Based Awards be granted to a single Participant in any 12-month period (i) in respect of more than 6,250 Shares.

(c)           Other Rules.

(i)
The number of Shares associated with an Award originally counted against the limitations as the result of the grant of the Award shall be restored against the limitations and be available for reissuance under this Plan if and to the extent the Award is surrendered, cancelled, expires, terminates or is forfeited for any reason.

(ii)	The following Shares shall not become available for issuance or reissuance under the Plan:

A.	Shares tendered by a Participant as full or partial payment to the Company upon exercise of an Option;

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B.
Shares withheld by, or otherwise remitted to satisfy a Participant’s tax withholding obligations upon the lapse of restrictions on a Restricted Stock, the exercise of Options granted under the Plan or upon any other payment or issuance of Shares under the Plan.

(d)           Shares issued under the Plan may be either authorized but unissued Shares, authorized Shares previously issued held by the Company in its treasury which have been reacquired by the Company, or Shares purchased by the Company in the open market.

6.	ELIGIBILITY

Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

7.	NON-STATUTORY STOCK OPTIONS

The Committee may, subject to the limitations of this Plan and the availability of Shares reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a)            Exercise Price.  The Committee shall determine the Exercise Price of each Non-Statutory Stock Option.  However, the Exercise Price shall not be less than the Fair Market Value of the Common Stock on the Date of Grant.

(b)            Terms of Non-Statutory Stock Options.  The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than 10 years from the Date of Grant.  The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option.  Shares underlying each Non-Statutory Stock Option may be purchased, in whole or in part, by the Participant at any time during the term of such Non-Statutory Stock Option, after such Option becomes exercisable.  A Non-Statutory Stock Option may not be exercised for fractional shares.

(c)            Termination of Service (General).  Unless otherwise determined by the Committee, upon a Participant’s Termination of Service for any reason other than Disability or death, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for one month following the date of such termination, or, if sooner, the expiration of the term of the Non-Statutory Stock Option.

(d)            Termination of Service (Disability or Death).  Unless otherwise determined by the Committee, in the event of a Participant’s Termination of Service due to Disability or death, all Non-Statutory Stock Options held by such Participant that are not vested shall terminate and the vested Non-Statutory Stock Options shall remain exercisable for six months following the date of such termination, or, if sooner, the expiration of the term of the Non-Statutory Stock Option.

(e)            Termination of Service for Cause.  Unless otherwise determined by the Committee, in the event of a Participant’s Termination of Service for Cause, all rights with respect to the Participant’s Non-Statutory Stock Options shall be forfeited and expire immediately upon the effective date of such Termination for Cause.

(f)             Extension of Term of Option.  The period during which a Non-Statutory Stock Option is to remain exercisable following a Participant’s Termination of Service shall be extended if the exercise of the Non-Statutory Stock Option would violate an applicable Federal, state, local, or foreign law until 30 days after the exercise of the Non-Statutory Stock Option would no longer violate applicable Federal, state, local, and foreign laws, but not beyond the original term of the Non-Statutory Stock Option pursuant to Section 7(b).

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(g)            Acceleration Upon Change in Control.  In the event of a Change in Control, all Non-Statutory Stock Options held by a Participant shall immediately become exercisable and, subject to Section 16(b), shall remain exercisable until the expiration of the term of the Non-Statutory Stock Option.

(h)            Payment.  Payment due to a Participant upon the exercise of a Non-Statutory Stock Option shall be made in the form of Shares.

8.	INCENTIVE STOCK OPTIONS

The Committee may, subject to the limitations of the Plan and the availability of Shares reserved but not previously awarded under this Plan, grant Incentive Stock Options to Employees upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a)            Exercise Price.  The Committee shall determine the Exercise Price of each Incentive Stock Option.  However, the Exercise Price shall not be less than the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Code Section 422, Common Stock representing more than 10% of the total combined voting securities of the Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

(b)            Amounts of Incentive Stock Options.  To the extent the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Code Section 422, such Options in excess of such limit shall be treated as Non-Statutory Stock Options.  Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

(c)            Terms of Incentive Stock Options.  The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than 10 years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five years from the Date of Grant.  The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option.  Shares underlying each Incentive Stock Option may be purchased, in whole or in part, at any time during the term of such Incentive Stock Option, after such Option becomes exercisable.  An Incentive Stock Option may not be exercised for fractional shares.

(d)            Termination of Employment (General).  Unless otherwise determined by the Committee, upon a Participant’s Termination of Service for any reason other than Disability or death, or Termination for Cause, for three months following the date of such termination, or, if sooner, the expiration of the term of the Incentive Stock Option.

(e)            Termination of Employment (Disability or Death).  Unless otherwise determined by the Committee, in the event of a Participant’s Termination of Service due to Disability or death, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for six months following the date of such termination, or, if sooner, the expiration of the term of the Incentive Stock Option.

(f)             Termination of Employment for Cause.  Unless otherwise determined by the Committee, in the event of an Employee’s Termination for Cause, all rights under such Employee’s Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

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(g)            Extension of Term of Option.  The period during which an Incentive Stock Option is to remain exercisable following a Participant’s Termination of Service shall be extended if the exercise of the Incentive Stock Option would violate an applicable Federal, state, local, or foreign law until 30 days after the exercise of the Incentive Stock Option would no longer violate applicable Federal, state, local, and foreign laws, but not beyond the original term of the Incentive Stock Option pursuant to Section 8(c).  Any extension of the term of an Incentive Stock Option pursuant to this Section 8(g) may cause the Option to be treated as a Non-Statutory Stock Option.

(h)            Acceleration Upon a Change in Control.  In the event of a Change in Control, all Incentive Stock Options held by such a Participant shall become immediately vested and fully exercisable, and, subject to Section 16(b), shall remain exercisable until the expiration of the term of the Incentive Stock Option.

(i)             Payment.  Payment due to a Participant upon the exercise of an Incentive Stock Option shall be made in the form of Shares.

(j)             Disqualifying Dispositions.  Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of Shares issued pursuant to the exercise of such Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), within 10 days of such disposition.

9.	METHOD OF EXERCISE OF OPTIONS

Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms, including, without limitation, payment by delivery of cash or Common Stock owned by the Participant for more than six months having a Fair Market Value on the exercise date equal to the total Exercise Price, or by any combination of cash and Shares, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer.  The Participant may deliver shares of Common Stock either by attestation or by the delivery of a certificate or certificates for shares duly endorsed for transfer to the Company.

10.	RESTRICTED STOCK AWARDS

The Committee may, subject to the limitations of the Plan and the availability of Shares reserved but not previously awarded under this Plan, grant Restricted Stock Awards to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a)            Payment of the Restricted Stock Award.  The Restricted Stock Award may only be made in whole Shares.

(b)            Terms of the Restricted Stock Awards.  The Committee shall determine the dates on which Restricted Stock Awards granted to a Participant shall vest and any specific conditions or Performance Goals which must be satisfied prior to the vesting of any installment or portion of the Restricted Stock Award.  Notwithstanding other paragraphs in this Section 10, the Committee may, in its sole discretion, accelerate the vesting of any Restricted Stock Awards except for any Restricted Stock Awards that are Qualified Performance-Based Awards under Section 12 hereof.  The acceleration of any Restricted Stock Award shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other Restricted Stock Awards.

(c)            Termination of Service.  Unless otherwise determined by the Committee, upon a Participant’s Termination of Service for any reason other than Retirement, Disability or death, the Participant’s unvested Restricted Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Restricted Stock Awards shall become null and void.  Unless otherwise provided in the applicable Award Agreement, in the event of a Participant’s Termination of Service due to Retirement, Disability or death, all unvested Restricted Stock Awards held by such Participant, including any portion of a Restricted Stock Award subject to a Performance Goal, shall immediately vest.

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(d)            Acceleration Upon a Change in Control.  In the event of a Change in Control, all unvested Restricted Stock Awards held by a Participant shall become immediately vested.

11.
DIVIDENDS AND OTHER DISTRIBUTIONS.  A PARTICIPANT HOLDING A RESTRICTED STOCK AWARD SHALL, UNLESS OTHERWISE PROVIDED IN THE APPLICABLE AWARD AGREEMENT, BE ENTITLED TO RECEIVE, WITH RESPECT TO EACH SUCH SHARE COVERED BY A RESTRICTED STOCK AWARD, A PAYMENT EQUAL TO ANY DIVIDENDS OR DISTRIBUTIONS.

(a)            Voting of Restricted Stock Awards.  After a Restricted Stock Award has been granted, but for which Shares covered by such Restricted Stock Award have not yet vested, the Participant shall be entitled to vote such Shares subject to the rules and procedures adopted by the Committee for this purpose.

(b)            Restrictive Legend.  Each certificate issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, at the discretion of the Board, each such certificate may be deposited in a bank designated by the Board.  Each such certificate shall bear the following (or a similar) legend:

"The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Capital Southwest Corporation 2009 Stock Incentive Plan and an agreement entered into between the registered owner and Capital Southwest.  A copy of such plan and agreement is on file at the principal office of Capital Southwest Corporation."

(c)            Transfers of Unrestricted Shares.  Upon the vesting date for a Restricted Stock Award, such Restricted Stock will be transferred free of all restrictions to a Participant (or his or her legal representative, beneficiary or heir).

12.	QUALIFIED PERFORMANCE-BASED AWARDS

(a)            Purpose.  The purpose of this Section 12 is to provide the Committee the ability to grant Restricted Stock as Qualified Performance-Based Awards.  If the Committee, in its discretion, decides to grant to a Covered Employee an Award that is intended to constitute a Qualified Performance-Based Award, the provisions of this Section 12 shall control over any contrary provision contained herein; provided, however, that the Committee may grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals that do not satisfy the requirements of this Section 12.

(b)            Applicability.  This Section 12 shall apply only to those Covered Employees selected by the Committee to receive Qualified Performance-Based Awards.  The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the relevant Performance Period.  Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

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(c)            Procedures with Respect to Qualified Performance-Based Awards.  To the extent necessary to comply with the Qualified Performance-Based Award requirements of Code Section 162(m)(4)(C), with respect to any Award that may be granted to one or more Covered Employees, no later than 90 days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Code Section 162(m)), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Restricted Stock Awards, as applicable, to be earned by each Covered Employee for such Performance Period.  Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period.  No Award or portion thereof that is subject to the satisfaction of any condition shall be considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved.  The Committee may not increase during a year the amount of a Qualified Performance-Based Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

(d)            Payment of Qualified Performance-Based Awards.  Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a subsidiary on the day a Qualified Performance-Based Award for such Performance Period is paid to the Participant.  Furthermore, a Participant shall be eligible to receive payment pursuant to a Qualified Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

(e)            Acceleration Upon a Change in Control.  In the event of a Change in Control, all unvested Qualified Performance-Based Awards held by a Participant shall become vested upon the Change in Control.

(f)             Dividends and Other Distributions.  The Participant shall not be paid any dividends or distributions or other distributions with respect to Qualified Performance-Based Awards until the Participant has become vested in the Shares covered by the Qualified Performance-Based Awards.  At the time of vesting, the Participant shall receive a cash payment equal to the aggregate cash dividends (without interest) (other than distributions in Shares) and the number of Shares equal to any stock dividends that the Participant would have received if the Participant had owned all of the Shares which vested for the period beginning on the date of the Award, and ending on the date of vesting or payment.  No dividends shall be paid to the Participant with respect to any Qualified Performance-Based Awards that are forfeited by the Participant.

(g)            Additional Limitations.  Notwithstanding any other provision of the Plan, any Award granted to a Covered Employee that is intended to constitute a Qualified Performance-Based Award shall be subject to any additional limitations set forth in Code Section 162(m) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Code Section 162(m)(4)(C), and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

(h)            Effect on Other Plans and Arrangements.  Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

13.	RIGHTS OF PARTICIPANTS

No Participant shall have any rights as a shareholder with respect to any Shares covered by an Option until the date of issuance of a stock certificate for such Common Stock.  Nothing contained in this Plan or in any Award Agreement confers on any person any right to continue in the employ or service of the Company or an Affiliate or interferes in any way with the right of the Company or an Affiliate to terminate a Participant’s services.

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14.	DESIGNATION OF BENEFICIARY

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled.  Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing.  If a Participant fails to designate a beneficiary, then the Participant’s estate will be deemed to be the beneficiary.

15.	TRANSFERABILITY OF AWARDS

No Award granted hereunder shall be transferable, voluntarily or involuntarily, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code.  During a Participant’s lifetime, Incentive Stock Options may be exercised only by the Participant (or a legal representative if the Participant becomes incapacitated).

16.	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR A CHANGE OF CONTROL

(a)            Adjustment Clause.  In the event of any change in the outstanding shares of Stock of the Company by reason of any stock dividend, split, spinoff, recapitalization, merger, consolidation, combination, extraordinary dividend, exchange of shares or other change affecting the outstanding shares of Stock as a class without the Company’s receipt of consideration, or other equity restructuring within the meaning of Financial Accounting Standard No. 123 (revised 2004), appropriate adjustments shall be made to (i) the aggregate number of shares of Stock with respect to which Awards may be made under the Plan, (ii) the terms and the number of shares and/or the price per share of any outstanding Stock Options, and (iii) the share limitations set forth in Section 5 hereof.  The Committee shall also make appropriate adjustments described in (i)-(iii) of the previous sentence in the event of any distribution of assets to shareholders other than a normal cash dividend.  Adjustments, if any, and any determination or interpretations, made by the Committee shall be final, binding and conclusive.  Conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration.  Except as expressly provided herein, no issuance by the Company of shares of any class or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an Award.

(b)           Change of Control.  If a Change of Control occurs, the Committee may, in its discretion and without limitation:

(i)
cancel outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that if shareholders receive consideration other than publicly traded equity securities of the surviving entity, any determination by the Committee that the value of a Stock Option shall equal the excess, if any, of the value of the consideration being paid for each Share in such transaction over the Exercise Price of such Option shall conclusively be deemed valid);

(ii)	substitute other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for Shares subject to outstanding Awards;

(iii)
arrange for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following the transaction (as well as any corresponding adjustments to Awards that remain outstanding based upon Company securities); and

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(iv)
may, after giving Participants an opportunity to exercise their outstanding Stock Options terminate any or all unexercised Stock Options.  Such termination shall take place as of the date of the Change in Control or such other date as the Committee may specify.

No such adjustments may, however, materially change the value of benefits available to a Participant under an outstanding Award.

(c)            Section 409A Provisions with Respect to Adjustments.  Notwithstanding the foregoing: (i) any adjustments made pursuant to this Section to Awards that are considered "deferred compensation" within the meaning of Code Section 409A shall be made in compliance with the requirements of Code Section 409A unless the Participant consents otherwise; (ii) any adjustments made to Awards that are not considered "deferred compensation" subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Code Section 409A or comply with the requirements of Code Section 409A unless the Participant consents otherwise; and (iii) the Committee shall not have the authority to make any adjustments under this Section to the extent that the existence of such authority would cause an Award that is not intended to be subject to Code Section 409A to be subject thereto.

17.	TAX WITHHOLDING

Whenever under this Plan, cash or Shares are to be delivered upon exercise of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the minimum withholding of such sums come from compensation otherwise due to the Participant or from any Shares due to the Participant under this Plan, or (iii) any combination of the foregoing provided.

18.	AMENDMENT OF THE PLAN AND AWARDS

(a)            The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, (i) provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law or regulation; (ii) except as permitted by Section 16, no amendment may increase the share limitations set forth in Section 5 or decrease the minimum Exercise Price for Stock Options set forth in Sections 7(a) and 8(a), unless any such amendment is approved by the Company’s shareholders within 12 months before or after such amendment; and (iii) the provisions of Section 18(b) (relating to Option repricing) may not be amended, unless any such amendment is approved by the Company’s shareholders.  Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such approval or ratification.  Other provisions of this Plan will remain in full force and effect.  No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

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(b)            The Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant; provided, however, that repricing of Stock Options shall not be permitted.  For this purpose, a repricing means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option to lower its Exercise Price; (ii) any other action that is treated as a repricing under generally accepted accounting principles; and (iii) canceling an Option at a time when its exercise price is equal to or greater than the fair market value of the underlying stock in exchange for another Option or other Award, unless the cancellation and exchange occurs in connection with an event set forth in Section 16.  Such cancellation and exchange would be considered a repricing regardless of whether it is treated as a repricing under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

19.	RIGHT OF OFFSET

The Company will have the right to offset against its obligation to deliver shares of Common Stock (or other property) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Participant then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement; provided, however, that no such offset shall be permitted if it would constitute an "acceleration" of a payment hereunder within the meaning of Code Section 409A.  This right of offset shall not be an exclusive remedy and the Company’s election not to exercise the right of offset with respect to any amount payable to a Participant shall not constitute a waiver of this right of offset with respect to any other amount payable to the Participant or any other remedy.

20.	EFFECTIVE DATE OF PLAN

The Plan shall become effective immediately upon its approval by the Company’s shareholders.

21.	TERMINATION OF THE PLAN

The right to grant Awards under the Plan will terminate 10 years after the Effective Date.  The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant’s rights under an outstanding Award.

22.	APPLICABLE LAW; COMPLIANCE WITH LAWS

The Plan will be administered in accordance with the laws of the State of Texas and applicable federal law.  Notwithstanding any other provision of the Plan, the Company shall have no liability to issue any Shares under the Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.  Prior to the issuance of any Shares under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares.

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23.	PROHIBITION ON DEFERRED COMPENSATION

It is the intention of the Company that no Award shall be "deferred compensation" subject to Code Section 409A unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly.  The terms and conditions governing any Awards that the Committee determines will be subject to Code Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto, shall be set forth in the applicable Award Agreement, and shall comply in all respects with Code Section 409A.  Notwithstanding any provision herein to the contrary, any Award issued under the Plan that constitutes a deferral of compensation under a "nonqualified deferred compensation plan" as defined under Code Section 409A(d)(1) and is not specifically designated as such by the Committee shall be modified or cancelled to comply with the requirements of Code Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto.

24.	NO GRANTS IN CONTRAVENTION OF THE 1940 ACT

At all times during such periods as the Company qualifies or intends to qualify as a "business development company," no Award may be granted under the Plan if the grant or terms of such Award would cause the Company to violate Section 61 of the Investment Company Act of 1940 (or any other provision of the Investment Company Act of 1940 applicable to "business development companies"), and, if approved for grant, such an award will be void and of no effect.

In furtherance of the intent that Awards available to be granted under the Plan be limited to those that can be granted by a "business development company" qualifying as such under the Investment Company Act of 1940, except as otherwise permitted by exemptive relief or other relief that may be granted by the Securities and Exchange Commission or its staff and determined by the Board of Directors, Restricted Stock may be awarded only in exchange for full payment thereof (as determined by the Board of Directors).

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FIRST AMENDMENT TO THE
CAPITAL SOUTHWEST CORPORATION
2009 STOCK INCENTIVE PLAN

WHEREAS, Capital Southwest Corporation (the “Company”) previously adopted the 2009 Stock Incentive Plan (the “2009 Plan”);

WHEREAS, Section 18 of the 2009 Plan provides that the Board of Directors of the Company (the “Board”), may, subject to certain limitations, amend the 2009 Plan; and

WHEREAS, the Board has determined that it is in the best interests of the Company to amend the 2009 Plan as provided below.

NOW, THEREFORE, the 2009 Plan is hereby amended as follows:

1.          Section 2(ff) of the 2009 Plan is deleted in its entirety and replaced with the following:

(ff)           “Termination of Service” shall mean the termination of employment of an Employee by the Company and all Subsidiaries or the termination of service by an Outside Director as a member of the Board of Directors of the Company and all Subsidiaries.  A Participant’s service shall not be deemed to have terminated because of a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service.  Furthermore, a Participant’s service with the Company Group shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company or a Subsidiary; provided, however, that if any such leave exceeds 90 days, on the 91st day of such leave the Participant’s service shall be deemed to have terminated unless the Participant’s leave of absence is approved by the Committee.  Except as otherwise provided in any Award Agreement, the Participant’s service shall be deemed to have terminated upon the entity for which the Participant performs service ceasing to be a Subsidiary (or any successor).  Subject to the foregoing, the Company, in its discretion, shall determine whether a Participant’s service has terminated and the effective date of such termination.

2.          The 2009 Plan, as amended hereby, shall continue in full force and effect.

IN WITNESS WHEREOF, the Company has caused this First Amendment to the 2009 Stock Incentive Plan to be executed by its duly authorized officer, effective as of August 28, 2014.

CAPITAL SOUTHWEST CORPORATION

By:	/s/ Joseph B. Armes
Name:	Joseph B. Armes
Title:	Chief Executive Officer

Appendix B
2010 Restricted Stock Award Plan and First Amendment to 2010 Restricted Stock Award Plan

CAPITAL SOUTHWEST CORPORATION
2010 RESTRICTED STOCK AWARD PLAN

1.	PURPOSE

This Plan is intended to foster and promote the long-term financial success of Capital Southwest Corporation and its Subsidiaries (the "Company Group"); to reward performance and to increase shareholder value by providing Participants appropriate incentives and rewards; to enable the Company Group to attract and retain the services of outstanding individuals upon whose judgment, interest and dedication the successful conduct of the Company Group’s businesses are largely dependent; to encourage Participants’ ownership interest in Capital Southwest Corporation; and to align the interests of employees with that of the Company’s shareholders.

2.	DEFINITIONS

(a)           "1940 Act" means the Investment Company Act of 1940, as amended.

(b)           "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, as such term is defined in Code Sections 424(e) and 424(f).

(c)           "Award Agreement" means a written or electronic agreement evidencing and setting forth the terms of a Restricted Stock Award.

(d)           "Board of Directors" means the board of directors of the Company.

(e)           "Cause" means, unless otherwise specified in the Award Agreement or in an employment agreement with any member of Company Group, with respect to a Participant:

(i)            Commission of any act or acts of personal dishonesty intended to result in substantial personal enrichment to the Employee to the detriment of any Company Group member;

(ii)           Conviction of, or entering into a plea of nolo contendere to, a felony;

(iii)          In the case of an Employee, repeated failures to perform his responsibilities that are demonstrably willful and deliberate, provided that such failures have continued for more than 10 days following written notice from the Company of its intent to terminate his employment based on such failures;

(iv)          Intentional, repeated or continuing violation of any of the applicable Company Group member’s policies or procedures that occurs or continues after notice to the Participant that he or she has violated such policy or procedure; or

(v)           Any material breach of a written covenant or agreement with a Company Group member, including the terms of this Plan or any material breach of fiduciary duty to a Company Group member.

A Participant shall be considered to have been discharged for Cause if the Company determines within 30 days after his resignation or discharge that discharge for Cause was warranted.

(f)            "Change in Control" means

(i)            The date any one person, or more than one "person" acting as a group, acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person(s)) ownership of Common Stock possessing 51% or more of the total voting power of the Common Stock of the Company;

(ii)           Individuals who at any time during the term of this Agreement constitute the board of directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election or nomination for election was approved by a vote of at least 75% of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (ii) considered as though such person were a member of the Incumbent Board;

(iii)          Any consolidation or merger to which the Company is a party, if following such consolidation or merger, shareholders of the Company immediately prior to such consolidation or merger shall not beneficially own securities representing at least 51% of the combined voting power of the outstanding voting securities of the surviving or continuing corporation; or

(iv)          Any sale, lease, exchange or other transfer (in one transaction or in a series of related transactions) of all, or substantially all, of the assets of the Company, other than to an entity (or entities) of which the Company or the shareholders of the Company immediately prior to such transaction beneficially own securities representing at least 51% of the combined voting power of the outstanding voting securities.

(g)           "Code" means the Internal Revenue Code of 1986, as amended.

(h)           "Committee" means the Compensation Committee of the Board of Directors.

(i)             "Common Stock" means the Common Stock of the Company, par value, $1.00 per share.

(j)             "Company" means Capital Southwest Corporation, a corporation organized under the laws of the State of Texas, and all successors to it.

(k)           "Covered Employee" means an Employee who is, or is determined by the Committee may become, a "covered employee" within the meaning of Code Section 162(m).

(l)             "Date of Grant" means the date when the Company completes the corporate action necessary to create the legally binding right constituting a Restricted Stock Award, as provided in Code Section 409A and the regulations thereunder.

(m)          "Disability" has the meaning set forth in Code Section 22(e)(3).

(n)           "Effective Date" means the date the Plan is approved by the shareholders of the Company.

(o)           "Employee" means any person employed by the Company or a Subsidiary.  Directors who are employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(p)           "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(q)           "Fair Market Value" on any date means the market price of Common Stock, determined by the Committee as follows:

(i)            If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the Exchange Act, as amended) or on the NASDAQ National Market System on the date of determination, then the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or NASDAQ National Market System on the date of determination.  If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices of a share on the date of determination;

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(ii)           If the Common Stock is listed on a national securities exchange or on the NASDAQ National Market System but no shares of the Common Stock are traded on the date of determination, but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of a share of the Common Stock on the most recent date before the date of determination.  If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination, but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of a share of the Common Stock on the most recent date before the date of determination on which trading occurred.

(iii)          If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate, in accordance with Code Section 409A.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal.  The Committee’s determination of Fair Market Value shall be conclusive and binding on all persons.

(r)             "Participant" means any person who holds an outstanding Restricted Stock Award.

(s)            "Performance Criteria" means the criteria the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period.  The Performance Criteria that will be used to establish Performance Goals are limited to the following: economic value added (as determined by the Committee); achievement of profit, loss or expense ratio; cash flow; book value; sales of products; net income (either before or after taxes); operating earnings; return on capital; return on net assets; return on shareholders’ equity; return on assets; shareholder returns; productivity; expenses; margins; operating efficiency; customer satisfaction; earnings per share; price per share of Common Stock; and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.  The Committee shall, within the time prescribed by Code Section 162(m), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(t)             "Performance Goals" means the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary or an individual.  The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period.  The Committee, in its discretion, may, within the time prescribed by Code Section 162(m), adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(u)           "Performance Period" means the designated period during which the Performance Goals must be satisfied with respect to the Restricted Stock Award to which the Performance Goals relate.

(v)           "Plan" means this Capital Southwest Corporation 2010 Restricted Stock Award Plan.

(w)          "Qualified Performance-Based Award" means a Restricted Stock Award that is intended to qualify as "qualified performance-based compensation" within the meaning of Code Section 162(m) and is designated as a Qualified Performance-Based Award pursuant to Section 8 hereof.

(x)            "Restricted Stock" or "Restricted Stock Award" means, individually or collectively, a grant of Shares under the Plan.

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(y)           "Share" means a share of Common Stock.

(z)            "Subsidiary" means Capital Southwest Venture Corporation and Capital Southwest Management Corporation.

(aa)         "Termination of Service" shall mean the termination of employment of an Employee by the Company and all Subsidiaries.  A Participant’s service shall not be deemed to have terminated because of a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service.  Furthermore, a Participant’s service with the Company Group shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company or a Subsidiary; provided, however, that if any such leave exceeds 90 days, on the 91st day of such leave the Participant’s service shall be deemed to have terminated unless the Participant’s leave of absence is approved by the Committee.  The Participant’s service shall be deemed to have terminated upon the entity for which the Participant performs service ceasing to be a Subsidiary (or any successor).  Subject to the foregoing, the Company, in its discretion, shall determine whether a Participant’s service has terminated and the effective date of such termination.

3.	ADMINISTRATION

The Committee shall administer the Plan.  The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board of Directors.  A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non‑employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for non-employee directors acting under plans intended to qualify for exemption under Code Section 162(m)(4)(C).  The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan and subject to the approval by the required majority of the Company's directors, as defined in Section 57(o) of the 1940 Act:

(a)            The Committee shall have the sole and complete authority to:

(i)            Determine the Employees to whom Restricted Stock Awards are granted, the type and amounts of Restricted Stock Awards to be granted and the time of all such grants;

(ii)           Determine the terms, conditions and provisions of, and restrictions relating to, each Restricted Stock Award granted;

(iii)          Interpret and construe the Plan and all Award Agreements;

(iv)          Prescribe, amend and rescind rules and regulations relating to the Plan;

(v)           Determine the content and form of all Award Agreements;

(vi)         Determine all questions relating to Restricted Stock Awards under the Plan, including whether any conditions relating to a Restricted Stock Award have been met;

(vii)         Consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Restricted Stock Award or amend the exercise date or dates thereof, provided that the Committee shall not have any discretion or authority to make changes to any Restricted Stock Award that is intended to qualify as a Qualified Performance-Based Award to the extent that the existence of such discretion or authority would cause such Restricted Stock Award not to so qualify;

(viii)        Determine the duration and purpose of leaves of absence that may be granted to a Participant without constituting termination of the Participant’s employment for the purpose of the Plan or any Restricted Stock Award;

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(ix)          Maintain accounts, records and ledgers relating to Restricted Stock Awards;

(x)           Maintain records concerning its decisions and proceedings;

(xi)          Employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable; and

(xii)         Do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and to carry out the objectives of the Plan.

(b)           Each Restricted Stock Award shall be evidenced by an Award Agreement containing such provisions as may be approved by the Committee.  Each Award Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of the Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement.  The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan.  In particular, and at a minimum, the Committee shall set forth in each Award Agreement (i) the number of Shares subject to the Restricted Stock Award; (ii) the expiration date of the Restricted Stock Award; (iii) the manner, time, and rate (cumulative or otherwise) of vesting of such Restricted Stock Award; and (iv) the restrictions, if any, placed upon such Restricted Stock Award, or upon Shares which may be issued upon vesting of such Restricted Stock Award.  The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company and to cause them to be delivered to the recipients of Restricted Stock Awards.

4.	STOCK SUBJECT TO THE PLAN

(a)            General Limitations.  Subject to adjustment as provided in Section 12 of the Plan, the maximum number of Shares reserved for issuance in connection with Restricted Stock Awards under the Plan is 47,000 Shares.  Notwithstanding the preceding, grants of Restricted Stock Awards shall be subject to the following limitations:

(i)            Subject to adjustment as provided in Section 12 of the Plan, the total number of Shares that may be outstanding as Restricted Stock under all of the Company's compensations plans shall not exceed 10% of the outstanding Shares on the effective date of the Plan plus 10% of the Shares issued or delivered by the Company (other than pursuant to any Employee compensation plans) during the term of the Plan.

(ii)           The amount of voting securities that would result from the exercise of all the Company's outstanding warrants, options, and rights, together with any Restricted Stock issued pursuant to this Plan and any other compensation plan of the Company, at the time of issuance shall not exceed 25% of the outstanding voting securities of the Company; provided, however, that if the amount of voting securities that would result from the exercise of all the Company's outstanding warrants, options, and rights issued to the Company's directors, officers, and employees, together with any Restricted Stock issued pursuant to this Plan and any other compensation plan of the Company, would exceed 15% of the outstanding voting securities of the Company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights, together with any Restricted Stock issued pursuant to this Plan and any other compensation plan of the Company, at the time of issuance shall not exceed 20% of the outstanding voting securities of the Company.

(b)            Individual Limitations.  Subject to adjustment as provided in Section 12 of the Plan, in no event may Qualified Performance-Based Awards be granted to a single Participant in any 12-month period in respect of more than 6,250 Shares (if the Restricted Stock Award is denominated in Shares).

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(c)            Other Rules.

(i)            The number of Shares associated with a Restricted Stock Award originally counted against the limitations as the result of the grant of the Restricted Stock Award shall be restored against the limitations and be available for reissuance under this Plan if and to the extent the Restricted Stock Award is surrendered, cancelled, expires, terminates or is forfeited for any reason.

(ii)           Shares withheld by, or otherwise remitted to satisfy a Participant’s tax withholding obligations upon the lapse of restrictions on a Restricted Stock, or upon any other payment or issuance of Shares under the Plan shall not become available for issuance or reissuance under the Plan.

(d)           Shares issued under the Plan may be either authorized but unissued Shares, authorized Shares previously issued held by the Company in its treasury which have been reacquired by the Company, or Shares purchased by the Company in the open market.

5.	ELIGIBILITY

Subject to the terms of the Plan, all Employees shall be eligible to receive Restricted Stock Awards under the Plan.

6.	RESTRICTED STOCK AWARDS

The Committee may, subject to the limitations of the Plan and the availability of Shares reserved but not previously awarded under this Plan, grant Restricted Stock Awards to eligible Employees upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a)            Payment of the Restricted Stock Award.  The Restricted Stock Award may only be made in whole Shares.

(b)            Terms of the Restricted Stock Awards.  The Committee shall determine the dates on which Restricted Stock Awards granted to a Participant shall vest and any specific conditions or Performance Goals which must be satisfied prior to the vesting of any installment or portion of the Restricted Stock Award.  Notwithstanding other paragraphs in this Section 6, the Committee may, in its sole discretion, accelerate the vesting of any Restricted Stock Awards except for any Restricted Stock Awards that are Qualified Performance-Based Awards under Section 8 hereof.  The acceleration of any Restricted Stock Award shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other Restricted Stock Awards.

(c)            Termination of Service.  Unless otherwise determined by the Committee, upon a Participant’s Termination of Service for any reason, including retirement, other than Disability or death, the Participant’s unvested Restricted Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Restricted Stock Awards shall become null and void.  Unless otherwise provided in the applicable Award Agreement, in the event of a Participant’s Termination of Service due to Disability or death, all unvested Restricted Stock Awards held by such Participant, including any portion of a Restricted Stock Award subject to a Performance Goal, shall immediately vest.

(d)            Acceleration Upon a Change in Control.  In the event of a Change in Control, all unvested Restricted Stock Awards held by a Participant shall become immediately vested.

7.	DIVIDENDS, DISTRIBUTIONS AND OTHER RIGHTS.

(a)            Dividends.  A Participant holding a Restricted Stock Award shall, unless otherwise provided in the applicable Award Agreement, be entitled to receive, with respect to each such Share covered by a Restricted Stock Award, a payment equal to any dividends or distributions.

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(b)            Voting of Restricted Stock Awards.  After a Restricted Stock Award has been granted, but for which Shares covered by such Restricted Stock Award have not yet vested, the Participant shall be entitled to vote such Shares subject to the rules and procedures adopted by the Committee for this purpose.

(c)            Restrictive Legend.  Each certificate issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, at the discretion of the Board of Directors, each such certificate shall be held by the Company until the Restricted Stock has vested.  Each such certificate shall bear the following (or a similar) legend:

"The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Capital Southwest Corporation 2010 Restricted Stock Plan and an agreement entered into between the registered owner and Capital Southwest Corporation.  A copy of such plan and agreement is on file at the principal office of Capital Southwest Corporation."

8.	QUALIFIED PERFORMANCE-BASED AWARDS

(a)            Purpose.  The purpose of this Section 8 is to provide the Committee the ability to grant Restricted Stock as Qualified Performance-Based Awards.  If the Committee, in its discretion, decides to grant to a Covered Employee a Restricted Stock Award that is intended to constitute a Qualified Performance-Based Award, the provisions of this Section 8 shall control over any contrary provision contained herein; provided, however, that the Committee may grant Restricted Stock Awards to Covered Employees that are based on Performance Criteria or Performance Goals that do not satisfy the requirements of this Section 8.

(b)            Applicability.  This Section 8 shall apply only to those Covered Employees selected by the Committee to receive Qualified Performance-Based Awards.  The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive a Restricted Stock Award for the relevant Performance Period.  Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

(c)            Procedures with Respect to Qualified Performance-Based Awards.  To the extent necessary to comply with the Qualified Performance-Based Award requirements of Code Section 162(m)(4)(C), with respect to any Restricted Stock Award that may be granted to one or more Covered Employees, no later than 90 days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Code Section 162(m)), the Committee shall, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Restricted Stock Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Restricted Stock Awards, as applicable, to be earned by each Covered Employee for such Performance Period.  Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period.  No Restricted Stock Award or portion thereof that is subject to the satisfaction of any condition shall be considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Restricted Stock Award is subject have been achieved.  The Committee may not increase during a year the amount of a Qualified Performance-Based Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

(d)            Payment of Qualified Performance-Based Awards.  Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a subsidiary on the day a Qualified Performance-Based Award for such Performance Period is paid to the Participant.  Furthermore, a Participant shall be eligible to receive payment pursuant to a Qualified Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

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(e)            Acceleration Upon a Change in Control.  In the event of a Change in Control, all unvested Qualified Performance-Based Awards held by a Participant shall become vested upon the Change in Control.

(f)             Dividends and Other Distributions.  The Participant shall not be paid any dividends or distributions or other distributions with respect to Qualified Performance-Based Awards until the Participant has become vested in the Shares covered by the Qualified Performance-Based Awards.  At the time of vesting, the Participant shall receive a cash payment equal to the aggregate cash dividends (without interest) (other than distributions in Shares) and the number of Shares equal to any stock dividends that the Participant would have received if the Participant had owned all of the Shares which vested for the period beginning on the date of the Restricted Stock Award, and ending on the date of vesting or payment.  No dividends shall be paid to the Participant with respect to any Qualified Performance-Based Awards that are forfeited by the Participant.

(g)            Additional Limitations.  Notwithstanding any other provision of the Plan, any Restricted Stock Award granted to a Covered Employee that is intended to constitute a Qualified Performance-Based Award shall be subject to any additional limitations set forth in Code Section 162(m) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Code Section 162(m)(4)(C), and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

(h)            Effect on Other Plans and Arrangements.  Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

9.	RIGHTS OF PARTICIPANTS

Nothing contained in this Plan or in any Award Agreement confers on any person any right to continue in the employ or service of the Company or an Affiliate or interferes in any way with the right of the Company or an Affiliate to terminate a Participant’s services.

10.	DESIGNATION OF BENEFICIARY

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Restricted Stock Award to which the Participant would then be entitled.  Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing.  If a Participant fails to designate a beneficiary, then the Participant’s estate will be deemed to be the beneficiary.

11.	TRANSFERABILITY OF RESTRICTED STOCK AWARDS

No Restricted Stock Award granted hereunder shall be transferable, voluntarily or involuntarily, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code.

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12.	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR A CHANGE OF CONTROL

(a)            Adjustment Clause.  In the event of any change in the outstanding Shares by reason of any stock dividend, split, spinoff, recapitalization, merger, consolidation, combination, extraordinary dividend, exchange of shares or other change affecting the outstanding shares of Stock as a class without the Company’s receipt of consideration, or other equity restructuring within the meaning of Financial Accounting Standard No. 123 (revised 2004), appropriate adjustments shall be made to (i) the aggregate number of shares of Stock with respect to which Restricted Stock Awards may be made under the Plan, (ii) the terms and the number of shares and/or the price per share of any outstanding Stock Options, and (iii) the share limitations set forth in Section 4 hereof.  The Committee shall also make appropriate adjustments described in (i)-(iii) of the previous sentence in the event of any distribution of assets to shareholders other than a normal cash dividend.  Adjustments, if any, and any determination or interpretations, made by the Committee shall be final, binding and conclusive.  Any adjustment made under this Section 12 will be made in accordance with any required action by shareholders of the Company, the provisions of any applicable corporate law and the approval of the required majority, as defined in Section 57(o) of the 1940 Act, of the Company's directors.  Conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration.  Except as expressly provided herein, no issuance by the Company of shares of any class or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to a Restricted Stock Award.

(b)           Change of Control.  If a Change of Control occurs, the Committee may, in its discretion and without limitation:

(i)            Cancel outstanding Restricted Stock Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Restricted Stock Awards, as determined by the Committee or the Board of Directors in its sole discretion;

(ii)           Substitute other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for Shares subject to outstanding Restricted Stock Awards; and

(iii)          Arrange for the assumption of Restricted Stock Awards, or replacement of Restricted Stock Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following the transaction (as well as any corresponding adjustments to Restricted Stock Awards that remain outstanding based upon Company securities);

No such adjustments may, however, materially change the value of benefits available to a Participant under an outstanding Restricted Stock Award.

(c)            Section 409A Provisions with Respect to Adjustments.  Notwithstanding the foregoing: (i) any adjustments made pursuant to this Section to Restricted Stock Awards that are considered "deferred compensation" within the meaning of Code Section 409A shall be made in compliance with the requirements of Code Section 409A unless the Participant consents otherwise; (ii) any adjustments made to Restricted Stock Awards that are not considered "deferred compensation" subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Restricted Stock Awards either continue not to be subject to Code Section 409A or comply with the requirements of Code Section 409A unless the Participant consents otherwise; and (iii) the Committee shall not have the authority to make any adjustments under this Section to the extent that the existence of such authority would cause a Restricted Stock Award that is not intended to be subject to Code Section 409A to be subject thereto.

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13.	TAX WITHHOLDING

Whenever under this Plan, cash or Shares are to be delivered upon exercise of a Restricted Stock Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery: (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the minimum withholding of such sums come from compensation otherwise due to the Participant, or (iii) the Participant remit any required amounts using a combination of the methods provided in clause (i) and clause (ii).  Shares may not be used to satisfy tax withholding requirements without exemptive relief from Section 23(c) of the 1940 Act.

14.	AMENDMENT OF THE PLAN AND RESTRICTED STOCK AWARDS

(a)            The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively.  Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such approval or ratification.  Other provisions of this Plan will remain in full force and effect.  No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Restricted Stock Award without the written permission of such Participant.

(b)            The Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Restricted Stock Award without the written consent of such Participant.

15.	RIGHT OF OFFSET

The Company will have the right to offset against its obligation to deliver shares of Common Stock (or other property) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Restricted Stock Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Participant then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement; provided, however, that no such offset shall be permitted if it would constitute an "acceleration" of a payment hereunder within the meaning of Code Section 409A.  This right of offset shall not be an exclusive remedy and the Company’s election not to exercise the right of offset with respect to any amount payable to a Participant shall not constitute a waiver of this right of offset with respect to any other amount payable to the Participant or any other remedy.

16.	EFFECTIVE DATE OF PLAN

The Plan shall become effective immediately upon its approval by the Company’s shareholders.

17.	TERMINATION OF THE PLAN

The right to grant Restricted Stock Awards under the Plan will terminate 10 years after the Effective Date.  The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant’s rights under an outstanding Restricted Stock Award.

18.	APPLICABLE LAW; COMPLIANCE WITH LAWS

The Plan will be administered in accordance with the laws of the State of Texas and applicable federal law.  Notwithstanding any other provision of the Plan, the Company shall have no liability to issue any Shares under the Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.  Prior to the issuance of any Shares under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares.

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19.	PROHIBITION ON DEFERRED COMPENSATION

It is the intention of the Company that no Restricted Stock Award shall be "deferred compensation" subject to Code Section 409A unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of all Restricted Stock Awards shall be interpreted accordingly.  The terms and conditions governing any Restricted Stock Awards that the Committee determines will be subject to Code Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto, shall be set forth in the applicable Award Agreement, and shall comply in all respects with Code Section 409A.  Notwithstanding any provision herein to the contrary, any Restricted Stock Award issued under the Plan that constitutes a deferral of compensation under a "nonqualified deferred compensation plan" as defined under Code Section 409A(d)(1) and is not specifically designated as such by the Committee shall be modified or cancelled to comply with the requirements of Code Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto.

20.	NO GRANTS IN CONTRAVENTION OF THE 1940 ACT

At all times during such periods as the Company qualifies or intends to qualify as a "business development company," no Restricted Stock Award may be granted under the Plan if the grant or terms of such Restricted Stock Award would cause the Company to violate Section 61 of the 1940 Act (or any other provision of the 1940 Act applicable to "business development companies"), and, if approved for grant, such an award will be void and of no effect.

In furtherance of the intent that Restricted Stock Awards available to be granted under the Plan be limited to those that can be granted by a "business development company" qualifying as such under the 1940 Act, except as otherwise permitted by exemptive relief or other relief that may be granted by the Securities and Exchange Commission or its staff and determined by the Board of Directors, Restricted Stock may be awarded only in exchange for full payment thereof (as determined by the Board of Directors).

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FIRST AMENDMENT TO THE
CAPITAL SOUTHWEST CORPORATION
2010 RESTRICTED STOCK AWARD PLAN

WHEREAS, Capital Southwest Corporation (the “Company”) previously adopted the 2010 Restricted Stock Award Plan (the “2010 Plan”);

WHEREAS, Section 14 of the 2010 Plan provides that the Board of Directors of the Company (the “Board”), may, subject to certain limitations, amend the 2010 Plan; and

WHEREAS, the Board has determined that it is in the best interests of the Company to amend the 2010 Plan as provided below.

NOW, THEREFORE, the 2010 Plan is hereby amended as follows:

1.	Section 2(aa) of the 2010 Plan is deleted in its entirety and replaced with the following:

(aa)            “Termination of Service” shall mean the termination of employment of an Employee by the Company and all Subsidiaries.  A Participant’s service shall not be deemed to have terminated because of a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service.  Furthermore, a Participant’s service with the Company Group shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company or a Subsidiary; provided, however, that if any such leave exceeds 90 days, on the 91st day of such leave the Participant’s service shall be deemed to have terminated unless the Participant’s leave of absence is approved by the Committee. Except as otherwise provided in any Award Agreement, the Participant’s service shall be deemed to have terminated upon the entity for which the Participant performs service ceasing to be a Subsidiary (or any successor).  Subject to the foregoing, the Company, in its discretion, shall determine whether a Participant’s service has terminated and the effective date of such termination.

2.	The 2010 Plan, as amended hereby, shall continue in full force and effect.

IN WITNESS WHEREOF, the Company has caused this First Amendment to the 2010 Restricted Stock Award Plan to be executed by its duly authorized officer, effective as of August 28, 2014.

CAPITAL SOUTHWEST CORPORATION

By:	/s/ Joseph B. Armes
Name:	Joseph B. Armes
Title:	Chief Executive Officer

Appendix C
AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE CHARTER

ORGANIZATION
This charter (“Charter”) governs the operations of the Audit Committee (“Committee”), which shall review and reassess the Charter at least annually and obtain the approval of the board of directors (“Board”) of the Charter and any changes thereto. The Committee shall be members of, and appointed by, the Board and shall comprise at least three directors, each of whom are independent of management and the Corporation. Members of the Committee shall be considered independent as long as they accept no consulting, advisory or other compensatory fees from the Corporation (other than directors’ fees from the Corporation and its portfolio companies), are not affiliated persons of the Corporation or its subsidiaries, and meet the independence requirements of the Sarbanes-Oxley Act of 2002 and The Nasdaq Stock Market listing standards. All committee members shall be financially literate, and at least one member shall be an “audit committee financial expert,” as defined by SEC regulations.

PURPOSE
The Committee shall provide assistance to the Board in fulfilling its oversight responsibility to the shareholders relating to: the integrity of the Corporation’s financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Corporation’s independent auditors; the independent auditors’ qualifications and independence; and the Corporation’s compliance with ethics policies and legal and regulatory requirements relating to financial statements and reporting.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Corporation and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

DUTIES AND RESPONSIBILITIES
The primary responsibility of the Committee is to oversee the Corporation’s financial reporting process on behalf of the Board and report the results of its activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation and integrity of the Corporation’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Corporation. The independent auditors are responsible for auditing the Corporation’s financial statements and for reviewing the Corporation’s unaudited interim financial statements.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior. The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Board may supplement the duties and responsibilities as appropriate.

Subject to shareholder ratification, the Committee shall be directly responsible for appointment of the independent auditors. If circumstances warrant, the Committee may terminate such appointment. The Committee is responsible for determining the independent auditors’ compensation and for oversight of their work, including resolution of disagreements between management and the auditors regarding financial reporting. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any committee member to whom pre-approval is delegated must be presented to the Committee at its next scheduled meeting.

At least annually, the Committee shall obtain and review a report by the independent auditors describing:

The firm’s internal quality control procedures.

Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

All relationships between the independent auditors and the Corporation.

The Committee shall pre-approve the Corporation’s hiring of any employees or former employees of the independent auditors in full compliance with applicable SEC regulations and The Nasdaq Stock Market listing standards.

The Committee shall discuss with the independent auditors the overall scope and plans for their audit, including the adequacy of staffing. Also, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Corporation’s policies and procedures to assess, monitor and manage business risk, and ethical compliance programs.

Periodically, the Committee shall meet separately with management and the independent auditors to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the independent auditors to meet privately with the members of the Committee, and shall review with the independent auditors any audit problems or difficulties and management’s response.

The Committee shall receive regular reports from the independent auditors on the critical policies and practices of the Corporation, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

The Committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

The Committee, or its designated member, shall review the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Corporation’s Quarterly Report on Form 10-Q. Also, the Committee, or its designated member, shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Committee, or its designated member, shall review and discuss net asset value press releases.

The Committee shall review with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Corporation’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of the valuation of restricted securities and other significant judgments and the clarity of the disclosures in the financial statements.

Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters and unethical, irregular or illegal business conduct.

The Committee shall receive corporate attorneys’ reports of evidence of any material violation of securities laws or breaches of fiduciary duty.

The Committee shall submit its report to be included in the Corporation’s annual proxy statement, as required by SEC regulations.

The Committee shall report regularly to the Board and maintain minutes of its meetings.

The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

Adopted May 27, 2003

ANNUAL MEETING OF SHAREHOLDERS OF CAPITAL SOUTHWEST CORPORATION August 4, 2015 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 4, 2015: The Notice of Meeting, Proxy Statement and Proxy Card are available at http://ir.capitalsouthwest.com/index.cfm Please sign, date and mail your proxy card in the envelope provided as soon as possible. ↓ Please detach along perforated line and mail in the envelope provided. ↓ ▀ 20633330000000000000 4 080415 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE The Board of Directors recommends you vote for the following: 1. Election of Directors: □FOR ALL NOMINEES NOMINEES: O Joseph B. Armes O David R. Brooks □ WITHHOLD AUTHORITY FOR ALL NOMINEES O Jack D. Furst O T. Duane Morgan □ FOR ALL EXCEPT (See instructions below) O William R. Thomas III O John H. Wilson 2. Proposal to approve the Second Amendment to the Capital Southwest Corporation 2009 Stock Incentive Plan. □ FOR □ AGAINST □ ABSTAIN 3. Proposal to approve the Second Amendment to the Capital Southwest Corporation 2010 Restricted Stock Award Plan. □ FOR □ AGAINST □ ABSTAIN 4. Proposal to approve, by non-binding vote, executive compensation. □ FOR □ AGAINST □ ABSTAIN 5. Proposal to ratify the appointment by our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2016. □ FOR □ AGAINST □ ABSTAIN 6. Transact such other business that may properly come before the meeting and any adjournment thereof. If any other business is presented at the meeting, this proxy will be voted by the proxies in their best judgment. This proxy when properly executed will be voted in the manner directed. Unless otherwise marked, this proxy will be voted for the election of the persons named at the left hereof and for each proposal described in Proposals 2, 3, 4 and 5. If more than one of the proxies named herein shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that the proxies, their substitutes or any of them may lawfully do by virtue hereof. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here: ● To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. □ Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CAPITAL SOUTHWEST CORPORATION PROXY FOR ANNUAL MEETING OF SHAREHOLDERS _ AUGUST 4, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. The undersigned shareholder of Capital Southwest Corporation, does hereby nominate, constitute and appoint Kelly Tacke and Jessie Porter, or either one of them, as Proxies, with full power of substitution, to represent and vote all shares of Common Stock of Capital Southwest Corporation held of record by the undersigned at the Annual Meeting of shareholders to be held at 9:00 a.m. Central Time on August 4, 2015, in the Madison Conference Room, Hilton Dallas Lincoln Centre, 5410 LBJ Freeway, Dallas, Texas 75240, and at any adjournments thereof, as follows. (Continued and to be signed on the reverse side.)

ANNUAL MEETING OF SHAREHOLDERS OF CAPITAL SOUTHWEST CORPORATION August 4, 2015 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper COMPANY NUMBER ACCOUNT NUMBER IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 4, 2015: The Notice of Meeting, Proxy Statement and Proxy Card are available at http://ir.capitalsouthwest.com/index.cfm Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20633330000000000000 4 080415 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE The Board of Directors recommends you vote for the following: 1. Election of Directors: NOMINEES: FOR ALL NOMINEES Joseph B. Armes David R. Brooks WITHHOLD AUTHORITY FOR ALL NOMINEES Jack D. Furst T. Duane Morgan FOR ALL EXCEPT William R. Thomas III John H. Wilson INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: (See instructions below) 2. Proposal to approve the Second Amendment to the Capital Southwest Corporation 2009 Stock Incentive Plan. FOR AGAINST ABSTAIN 3. Proposal to approve the Second Amendment to the Capital Southwest Corporation 2010 Restricted Stock Award Plan. 4. Proposal to approve, by non-binding vote, executive compensation. 5. Proposal to ratify the appointment by our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2016. 6. Transact such other business that may properly come before the meeting and any adjournment thereof. If any other business is presented at the meeting, this proxy will be voted by the proxies in their best judgment. This proxy when properly executed will be voted in the manner directed. Unless otherwise marked, this proxy will be voted for the election of the persons named at the left hereof and for each proposal described in Proposals 2, 3, 4 and 5. If more than one of the proxies named herein shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that the proxies, their substitutes or any of them may lawfully do by virtue hereof. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.